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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12
Archipelago Holdings, Inc.
(Name of Registrant as Specified In Its Charter)
NA
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 31, 2005

Dear Fellow Stockholder:

        You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Archipelago Holdings, Inc. ("Archipelago") scheduled for Tuesday, May 10, 2005, at 9:30 a.m., CST, at The Metropolitan Club, 66th Floor, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, 60606. Archipelago's Board of Directors and Management look forward to greeting you.

        Enclosed you will find a notice of Annual Meeting of Stockholders containing the business expected to come before the meeting, our proxy statement, a form of proxy and our Form 10-K for the fiscal year ended December 31, 2004. The agenda for this year's meeting includes the election of directors and a proposal to ratify the appointment of our independent auditors. Our Board of Directors recommends that you vote FOR both the election of directors and ratification of the appointment of our independent auditors. Please review these documents carefully.

        Your vote is very important to us. Whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed proxy statement, please submit your proxy through the Internet or by touch-tone phone as indicated on the proxy. Alternatively, you may wish to complete, sign, date and promptly return the proxy in the self-addressed envelope that we have included for your convenience. No postage is required if it is mailed in the United States. Submitting the proxy before the Annual Meeting will not preclude you from voting in person at the Annual Meeting should you decide to attend.

        On behalf of the Board of Directors, thank you for your continued support.

Gerald D. Putnam Co-Founder, Chairman and Chief Executive Officer

ARCHIPELAGO HOLDINGS, INC.
100 SOUTH WACKER DRIVE, SUITE 1800
CHICAGO, ILLINOIS 60606
NOTICE OF
2005 ANNUAL MEETING OF STOCKHOLDERS

March 31, 2005

        The 2005 Annual Meeting of Stockholders ("Annual Meeting") of Archipelago Holdings, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, May 10, 2005, at 9:30 a.m., CST, at The Metropolitan Club, 66th Floor, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, 60606.

        The items of business are:

  1.
  To elect all nine members of the Company's Board of Directors for terms expiring in 2006.

  2.
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2005.

  3.
  To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

        These items are described in greater detail the Company's proxy statement accompanying this notice.

        The record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof, was the close of business on March 22, 2005. A list of the stockholders of record as of March 22, 2005 will be available for inspection during ordinary business hours at our offices located at 100 South Wacker Drive, Suite 1800, Chicago, Illinois, 60606, from April 25, 2005 up to and on the date of our Annual Meeting.

        You have the right to receive this notice and vote at the Annual Meeting if you were a stockholder of record at the close of business on March 22, 2005. Please remember that your shares cannot be voted unless you cast your vote by one of the following methods: (1) sign and return a proxy card; (2) call the toll-free number listed on the proxy card; (3) vote via the Internet as indicated on the proxy card; or (4) vote in person at the Annual Meeting.

For the Board of Directors,

Kevin J.P. O'Hara Chief Administrative Officer, General Counsel and Corporate Secretary

ARCHIPELAGO HOLDINGS, INC.
100 SOUTH WACKER DRIVE, SUITE 1800
CHICAGO, ILLINOIS 60606

PROXY STATEMENT
2005 ANNUAL MEETING OF STOCKHOLDERS
MAY 10, 2005

Introduction

        This proxy statement is furnished in connection with a solicitation of proxies by the Board of Directors ("Board" or "Board of Directors") of Archipelago Holdings, Inc., a Delaware corporation ("Archipelago", the "Company", "we" or "our"), to be used at our 2005 Annual Meeting of Stockholders scheduled for Tuesday, May 10, 2005, at 9:30 a.m., CST, at The Metropolitan Club, 66th Floor, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, 60606.

        The approximate date on which this proxy statement and the accompanying meeting notice, form of proxy and Form 10-K for the fiscal year ended December 31, 2004 are first being sent to stockholders is March 31, 2005. Whenever we refer in this proxy statement to the "Annual Meeting," we are also referring to any meeting that results from any postponement or adjournment of the May 10, 2005 meeting.

        Holders of our common stock, par value $0.01 per share (the "Common Stock"), as of the close of business on March 22, 2005, will be entitled to notice of, and to vote at the Annual Meeting. On that date, approximately 2,800 stockholders of record held 47,146,531 shares of our total outstanding Common Stock. However, due to the voting limitations contained in our Certificate of Incorporation (which are described in greater detail in this proxy statement under the heading—Voting—Voting Limitations), only approximately 46,203,600 shares of our total outstanding Common Stock as of the Record Date will be entitled to vote at the Annual Meeting, with each share being entitled to one vote for each matter to be voted upon.

        We encourage you to vote your shares, either by voting in person at the Annual Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). If you execute the attached proxy card, the individuals designated on that card (Nelson Chai and Kevin J.P. O'Hara) will vote your shares according to your instructions. If any matter other than Items 1 or 2 listed in the notice of Annual Meeting of Stockholders is presented at the Annual Meeting, the designated individuals will, to the extent permissible, vote all proxies in the manner that the Board may recommend or, in the absence of such recommendation, in the manner they perceive to be in the best interests of the Company.

        If you execute the enclosed proxy card but do not give instructions, your proxy will be voted as follows: FOR the election of the nominees for directors named below, FOR the ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2005 and otherwise in accordance with the recommendations of the Board or the judgment of the persons voting the proxy on any other matter properly brought before the Annual Meeting.

        Information on how you may vote at the Annual Meeting (such as granting a proxy that directs how your shares should be voted, or attending the Annual Meeting in person), as well as how you can revoke a proxy are contained in this proxy statement below under the headings —Solicitation of Proxies and —Voting.

SOLICITATION OF PROXIES

General

        The attached proxy card allows you to instruct the designated individuals how to vote your shares. You may vote in favor of, against, or abstain from voting on any proposal. In addition, with respect to Item 1 (the election of directors), you may, if you desire, indicate on the proxy card that you are not authorizing the designated individuals to vote your shares for one or more of the nominees.

Who may solicit proxies

        Directors, officers and employees of the Company may solicit proxies on behalf of the Board via regular and electronic mail, telephone, fax, and personal contact. Although the Company currently has no intention of retaining a proxy solicitation firm to assist in the proxy solicitation process, it may do so in the future if the circumstances warrant.

Costs of soliciting proxies

        The Company will pay the cost of soliciting proxies. Directors, officers and employees of the Company will receive no additional compensation for soliciting proxies. The Company will reimburse certain brokerage firms, banks, custodians and other fiduciaries for the reasonable mailing and other expenses they incur in forwarding proxy materials to the beneficial owners of stock that those brokerage firms, banks, custodians and fiduciaries hold of record. As noted above, although the Company has no current intention of retaining a proxy solicitation firm, it may do so in the future if the circumstances warrant. The fees of a proxy solicitation firm, if any, would be determined on an arms-length basis.

VOTING

Stockholders entitled to vote and shares outstanding

        You may vote your shares at the Annual Meeting only if you were a stockholder of record at the close of business on March 22, 2005 (the "Record Date"). As of the Record Date, 47,146,531 shares of Common Stock were issued and outstanding and the Company had no other class of equity securities issued and outstanding. Due to the voting limitations contained in our Certificate of Incorporation, only approximately 46,203,600 shares of our total outstanding Common Stock as of the Record Date will be entitled to vote at the Annual Meeting. Subject to the voting limitations described below, you are entitled to one vote for each share of Common Stock you own. The number of shares you own (and may vote) is listed on the proxy card.

Voting limitations

        As required by the Securities and Exchange Commission ("SEC"), our Certificate of Incorporation contains the following voting limitations for stockholders:

  •
  no stockholder (either alone or with its Related Person) may vote shares of stock representing more than 20% of the then outstanding votes entitled to be cast on any matter; and

  •
  no stockholder (either alone or with its Related Persons) may enter into any agreement not to vote shares of stock, the effect of which agreement would be to enable any person (either alone or with its Related Persons) to vote or cause the voting of shares of stock that represent in the aggregate more than 20% of the then outstanding votes entitled to be cast on any matter.

        For example, General Atlantic, L.L.C., through certain of its affiliated entities, owned over 20% of our outstanding Common Stock as of the Record Date. Due to the voting limitations contained in our Certificate of Incorporation, however, General Atlantic and its affiliates only may vote shares of

Common Stock representing 20% of the outstanding votes entitled to be cast on any matter at the Annual Meeting. Additionally, only those shares held by General Atlantic representing 20% of our total outstanding Common Stock will be counted for the purpose of determining whether a quorum is present at the Annual Meeting. The complete definition of Related Persons that is contained in our Certificate of Incorporation is very complex and is attached to this proxy statement as Annex A for your reference.

        No exception to these voting limitations will be granted unless:

  •
  not less than 45 days prior to any vote, the stockholder (and its Related Persons, if applicable) delivers a written notice to our Board stating the intention to cast votes in a manner that would violate the voting limitations in our Certificate of Incorporation;

  •
  our Board passes a resolution approving the action; and

  •
  the resolution is filed with the SEC under Section 19(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and becomes effective under the Exchange Act.

        No such exception has been applied for, granted or become effective. Our Certificate of Incorporation requires us to, and we will disregard any votes cast in excess of the voting limitations. Our Certificate of Incorporation also permits us to require stockholders that we believe are subject to the voting limitations to provide us with complete information as to all shares of stock each such holder and its Related Persons beneficially own as well as to other factual matters we may reasonably request. In order to determine any votes that should be disregarded due to the voting limitations discussed above, we are relying solely on filings made by stockholders pursuant to Rules 13d-3 and 13d-5 under the Exchange Act.

        If, however, you are a Related Person, as defined in Annex A, with another holder of our Common Stock where either: (i) you (either alone or with your Related Person) may vote shares of stock representing more than 20% of the then outstanding votes entitled to vote at the Annual Meeting, or (ii) you have entered into an agreement not to vote shares of our Common Stock, the effect of which agreement would be to enable any person (either alone or with its Related Persons) to vote or cause the voting of shares of our Common Stock that represent in the aggregate more than 20% of the then outstanding votes entitled to be cast at the Annual Meeting, then please so notify the Company by either including that information (including each Related Person's complete name) on your proxy card, or by contacting our Chief Administrative Officer, General Counsel and Corporate Secretary, Kevin J.P. O'Hara at Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois, 60606.

How to vote

  Submitting a Proxy via mail, the Internet or telephone

        You may submit your proxy with voting instructions either by mail, telephone or through the Internet by following the instructions set forth on the enclosed proxy card. Specifically, if you are a stockholder of record on the Record Date and:

  •
  reside within the United States, Puerto Rico or Canada, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card, calling the toll-free number listed on your proxy card or visiting the website address listed on your proxy card;

  •
  reside in any geographic location outside the United States, Puerto Rico or Canada, you may vote by mailing your proxy card, with voting instructions, to the address listed on your proxy card or visiting the website address listed on your proxy card; or

  •
  if you hold your shares through a broker, nominee, fiduciary or other custodian, you may vote by calling the toll-free telephone number listed on your proxy card or visiting the website address listed on your proxy card.

        If you choose to submit your proxy with voting instructions by telephone or through the Internet, you will be required to provide your assigned control number noted on the enclosed proxy card before your proxy will be accepted. In addition to the instructions that appear on the enclosed proxy card, step-by-step instructions will be provided by recorded telephone message or at the designated website on the Internet. Votes submitted via the Internet or by telephone must be received by 1:00 a.m., CST, on May 10, 2005 in order for them to be counted at the Annual Meeting.

        Each stockholder submitting a proxy must identify all of its Related Persons that were also holders of our Common Stock as of the Record Date where such relationship violates the voting limitations described above by either including that information (including each Related Person's complete name) on his or her proxy card, or contacting our Chief Administrative Officer, General Counsel and Corporate Secretary, Kevin J.P. O'Hara at Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois, 60606.

  Attending the Annual Meeting

        You may also attend the Annual Meeting and vote your shares in person by ballot. If you plan to attend the Annual Meeting you will need to bring proof of your ownership of our Common Stock as of the close of business on March 22, 2005, the Record Date. If you hold shares in "street name" (that is, through a bank, broker or other nominee) and would like to attend the Annual Meeting and vote in person, you will need to bring an account statement or other acceptable evidence of ownership of Common Stock as of the close of business on March 22, 2005. Alternatively, in order to vote, you may contact the person in whose name your shares are registered and obtain a proxy from that person and bring it to the Annual Meeting.

Revoking a proxy

        A proxy that was submitted through the Internet or telephone may be revoked at any time before it is exercised by executing a later-dated proxy card, by subsequently voting through the Internet or telephone or by attending the Annual Meeting and voting in person by ballot.

        A proxy that was submitted through the mail may be revoked at any time before it is exercised by giving written notice revoking the proxy to our Chief Administrative Officer, General Counsel and Corporate Secretary, Kevin J.P. O'Hara at Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois, 60606, by subsequently filing another proxy bearing a later date or by attending the Annual Meeting and voting in person by ballot.

        Attending the Annual Meeting alone will not automatically revoke a proxy that was submitted through the Internet, telephone or mail.

Broker authority to vote

        Under the rules of the National Association of Securities Dealers, Inc., member brokers generally may not vote shares held by them in "street name" for customers unless they are permitted to do so under the rules of any national securities exchange of which they are a member.

        Our Common Stock is listed on the Pacific Exchange and trades on the Archipelago Exchange, or ArcaEx® ("ArcaEx") which is a facility of the Pacific Exchange. Under the rules of the Pacific Exchange, except with regard to proposals that relate to the implementation or revision of equity compensation plans, brokers that hold Exchange Trading Permits ("ETPs") to trade on ArcaEx, may sign or give a proxy to vote shares of stock registered in the name of or under its control if:

  •
  the ETP holder is the actual owner of the stock,

  •
  the ETP holder has the written instructions of the owner of the stock, or

  •
  pursuant to the rules of another national securities exchange to which the ETP holder or its firm is responsible.

        Many brokers that hold ETPs are also members of, and responsible to the New York Stock Exchange, Inc. ("NYSE"). Under NYSE rules, a member broker who holds shares in street name for customers, generally has the authority to vote on certain items if it has transmitted proxy soliciting materials to the beneficial owner but has not received instructions from that owner. Accordingly, ETP holders that are also NYSE member brokers and do not receive instructions from their customers, may vote on the proposals discussed in Item 1 (election of directors) and Item 2 (ratifying the appointment of our independent auditors) of this proxy statement, in their discretion.

Quorum

        A majority of all outstanding shares entitled to vote at the Annual Meeting constitutes a quorum (i.e., the minimum number of shares that must be present or represented by proxy at the Annual Meeting in order to transact business). Subject to the rules regarding the votes necessary to adopt the proposals discussed below, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present. ("Broker non-votes" are proxies returned by brokerage firms for which no voting instructions have been received from their principals.) Once a share is represented for any purpose at the Annual Meeting, it will be deemed present for quorum purposes for the remainder of the meeting (including any meeting resulting from an adjournment or postponement of the Annual Meeting, unless a new record date is set).

Votes necessary to adopt proposals

        A plurality of the votes cast by stockholders entitled to vote at the Annual Meeting is required for the election of directors (Item 1). Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote.

        The affirmative vote of a majority of the votes cast for or against the matter by stockholders entitled to vote at the Annual Meeting is required to ratify the appointment of our independent auditors (Item 2). An abstention from voting on this matter will be treated as "present" for quorum purposes. However, since an abstention is not treated as a "vote" for or against the matter, it will have no effect on the outcome of the vote.

Certain stockholder-related matters

        There are no stockholder proposals to be brought before the Annual Meeting. To the extent permissible, your proxy will be voted in the manner recommended by the Board or in the discretion of the proxy holders with respect to each matter properly brought before the meeting that has not been enumerated in this proxy statement or for which no specific direction was given on the proxy card. For information regarding inclusion of stockholder proposals in our 2006 Annual Meeting, see the information in this proxy statement under the section heading —Stockholder Proposals for 2006 Annual Meeting.

AVAILABILITY OF CERTAIN DOCUMENTS

Householding of Annual Meeting materials

        Some banks, brokers and other nominee record holders may participate in the practice of "householding" proxy statements and their accompanying documents. This means that only one copy of our proxy statement and our Form 10-K are sent to multiple stockholders in your household. We will promptly deliver a separate copy of these documents to you upon written or oral request to our Investor Relations Department at Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606 or 312-960-1696. If you want to receive separate copies of the proxy statement or our Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

        Our Form 10-K for the fiscal year ended December 31, 2004 is not proxy soliciting material.

Additional information

        We are required to file annual, quarterly and current reports, proxy statements and other reports with the SEC. Copies of these filings are available through our Internet website at www.archipelago.com or the SEC's website at www.sec.gov. We will furnish copies of our SEC filings (without exhibits), including our Annual Report on Form 10-K for the fiscal year ended December 31, 2004, without charge to any stockholder upon written or oral request to our Investor Relations Department at Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606 or 312-960-1696.

ITEM 1—ELECTION OF DIRECTORS

Board of Directors

        Under our Certificate of Incorporation, only our Board may set the number of directors who may serve on our Board at any time. Our Board currently consists of nine directors.

        At each annual meeting of the stockholders, all directors are elected for a term expiring at the next annual meeting of stockholders. Each director will hold office until the director's successor has been elected and qualified, or until the director's earlier resignation or removal. Currently, the Board consists of Gerald D. Putnam, Richard C. Breeden, Philip D. DeFeo, William E. Ford, James J. McNulty, George Muñoz, Michael J. Passarella, Stuart M. Robbins and Robert G. Scott.

2005 Annual Meeting

        The Board proposes the election as directors of the persons named below under "Nominees for Election to the Board of Directors for a Term Expiring in 2006" to hold office for a term ending at the Annual Meeting of Stockholders to be held in 2006.

Your Vote

        If you sign the enclosed proxy card and return it to the Company, your proxy will be voted for Gerald D. Putnam, Richard C. Breeden, Philip D. DeFeo, William E. Ford, James J. McNulty, George Muñoz, Michael J. Passarella, Stuart M. Robbins and Robert G. Scott, for terms expiring in May 2006, unless you specifically indicate on the proxy card that you are withholding authority to vote for one or more of those nominees.

        All nominees are current directors of the Company, and all nominees have agreed to serve on the Board if they are elected. If any nominee is unable (or for whatever reason declines) to serve as a director at any time after the Annual Meeting, proxies may be voted for the election of a qualified substitute nominee, or else the size of the Board will be reduced.

        The Board has determined, upon the recommendation of the Corporate Governance and Nominating Committee, and in accordance with our Corporate Governance Guidelines and Process for Identification and Evaluation of Director Candidates, that all of our director nominees are "independent" within the meaning of the rules of the Pacific Exchange, and have no material relationship with Archipelago or its management (either directly or as a partner, stockholder or officer of an organization that has a relationship with Archipelago), with the exception of Mr. Putnam, Archipelago's Chief Executive Officer, Mr. Breeden, a consultant to Archipelago and Mr. DeFeo, the Chief Executive Officer of the Pacific Exchange, Inc., a regulatory service provider to Archipelago.

        More information, including information concerning the operation of our Board as well as the security ownership and compensation of our directors, is included in this proxy statement under the section headings —Corporate Governance,—Compensation and —Security Ownership of Certain Beneficial Owners and Management.

Nominees For Election To The Board Of Directors
For A Term Expiring In 2006

Gerald D. Putnam Age 46 Director of Archipelago Holdings, Inc. since August 2004 Manager of Archipelago Holdings, L.L.C. from 1996 through August 2004	Principal Occupation
Co-Founder, Chairman and Chief Executive Officer of Archipelago Holdings, Inc.

 Five Year Business History
In 1994, Mr. Putnam founded Terra Nova Trading, L.L.C. and served as its president until 1999. Previously, he held positions with financial institutions such as Walsh, Greenwood & Co., Jefferies & Company, Inc., PaineWebber Incorporated (currently UBS AG), Prudential Financial, Inc. and Geldermann Securities, Inc. (currently Man Investment Products, Inc.). See also the information under the section heading —Executive Officers—Legal Proceedings—Matters Relating to Mr. Putnam.

 Other Directorships
Mr. Putnam currently serves on the management committee of TAL Financial Services, LLC, of which Terra Nova Trading, L.L.C. is a wholly owned subsidiary, as well as the board of directors of the Pacific Exchange.
Richard C. Breeden Age 55 Director of Archipelago Holdings Inc. since August 2004
Principal Occupation
Chairman of Richard C. Breeden & Co.

 Five Year Business History
From 1989 to 1993 Mr. Breeden served as the Chairman of the U.S. Securities and Exchange Commission. From 1993 to 1996 he headed the international financial services industry practice at Coopers & Lybrand LLC. Since 1996, Mr. Breeden has been the Chairman of Richard C. Breeden & Co., which specializes in advisory services involving turnarounds, workouts and financial restructurings, as well as strategic consultancy regarding corporate governance, accounting and public disclosure requirements. Since 2002 he has served as the court-appointed corporate monitor of MCI, Inc. (formerly known as WorldCom, Inc.).

As of June 1, 2004, Mr. Breeden began providing consulting services to Archipelago through Richard C. Breeden & Co. under a contract providing for a minimum fee of $150,000 per quarter. Under this agreement, which has a minimum term of one year, Archipelago has the option, but is not required, to engage Richard C. Breeden & Co. to provide additional consulting services in the future. See also the information under the section heading —Certain Relationships and Related Transactions—Richard C. Breeden.

 Other Directorships
Mr. Breeden is and has served as a director of BBVA S.A. since October 2002.

Philip D. DeFeo Age 58 Director of Archipelago Holdings Inc. since August 2004 Manager of Archipelago Holdings, L.L.C. from July 2000 through August 2004
Principal Occupation
Chairman and Chief Executive Officer of PCX Holdings, Inc.("PCXH"), the Pacific Exchange, Inc. ("PCX") and PCX Equities, Inc.("PCX Equities") For more information regarding Archipelago and these entities, including our proposed acquisition of these entities, please see the information below under the section heading —Certain Relationships and Related Transactions—The Pacific Exchange and PCX Equities.

 Five Year Business History
Prior to joining the Pacific Exchange in June 1999, Mr. DeFeo was President and CEO of Van Eck Associates Corp., a diversified global mutual fund company.

Under our Certificate of Incorporation, for so long as ArcaEx remains an equities trading facility of PCX Equities and our facility services agreement with the Pacific Exchange and PCX Equities remains in effect, the Pacific Exchange has the right to designate one nominee to stand for election to our Board of Directors. Mr. DeFeo has been selected by the board of directors of the Pacific Exchange to stand for election in this capacity.

 Other Directorships
Mr. DeFeo also serves as a director of Computershare Limited.
William E. Ford Age 43 Director of Archipelago Holdings Inc. since August 2004 Manager of Archipelago Holdings, L.L.C. from November 2003 through August 2004
Principal Occupation
Mr. Ford is President and a Managing Director of General Atlantic LLC (formerly known as General Atlantic Partners, LLC), a private equity firm that invests in information technology, process outsourcing and communications businesses on a global basis.

 Five Year Business History
Mr. Ford has been employed by General Atlantic since 1991. Investment entities affiliated with General Atlantic own over 20% of Archipelago's currently outstanding Common Stock. See the information regarding General Atlantic's ownership interest in Archipelago under the section heading —Security Ownership of Certain Beneficial Owners and Management.

 Other Directorships
Mr. Ford also serves as a director of Computershare Limited, Multiplan, Inc. and SSA Global Technologies, Inc.

James J. McNulty Age 53 Director of Archipelago Holdings Inc. since August 2004
Principal Occupation
Retired

 Five Year Business History
Mr. McNulty served as President and Chief Executive Officer of the Chicago Mercantile Exchange from February 2000 to December 2003, and of Chicago Mercantile Exchange Holdings Inc. from August 2001 to December 2003. He served as a director on the boards of Chicago Mercantile Exchange Holdings Inc. and the Chicago Mercantile Exchange from April 2002 to December 2003 and previously served as a non-voting member of these boards. Prior to joining the Chicago Mercantile Exchange, he served as Managing Director and Co-Head of the Corporate Analysis and Structuring Team in the Corporate Finance Division at Warburg Dillon Read, an investment banking firm now known as UBS Warburg.

 Other Directorships
Mr. McNulty also serves as a non-executive director of ICAP plc, and serves on its nomination committee, risk committee and remunerations committee.
George Muñoz Age 53 Director of Archipelago Holdings Inc. since August 2004
Principal Occupation
Principal, Muñoz Investment Banking Group, LLC; Partner, Tobin, Petkus & Muñoz

 Five Year Business History
Mr. Muñoz is a certified public accountant and licensed attorney. He served as President and Chief Executive Officer of the Overseas Private Investment Corporation (OPIC), an independent federal agency that provides financing and political risk insurance for overseas private sector investments, from 1997 until January 2001. He also served as Assistant Secretary and Chief Financial Officer of the U.S. Treasury Department from 1993 until 1997.

 Other Directorships
Mr. Muñoz also serves as a Governing Member of the Certified Financial Planner Board of Standards, a member of the board of directors of Marriott International, Anixter International and Altria Group, Inc. and a member of the board of trustees of the National Geographic Society.

Michael J. Passarella Age 63 Director of Archipelago Holdings Inc. since August 2004
Principal Occupation
Retired

 Five Year Business History
Mr. Passarella was an audit partner of PricewaterhouseCoopers LLP from 1975 until his retirement in 2002. He served as the managing partner of the firm's U.S. securities industry practice from 1983 to 1998 and was the capital markets industry global audit leader from 1998 to 2001. He began his career with Price Waterhouse in 1963.

 Other Directorships
Mr. Passarella also serves as a director of Catholic Big Brothers of New York and Theaterworks USA and is a member of the Manhattan College board of trustees.
Stuart M. Robbins Age 61 Director of Archipelago Holdings Inc. since August 2004
Principal Occupation
Retired

 Five Year Business History
From June 2002 until January 2004, Mr. Robbins served as the Chairman of the board of directors of Soundview Technology Group, Inc., a research-driven securities firm that was acquired by The Charles Schwab Corporation in January 2004. Previously, Mr. Robbins was the Managing Director of Global Equities at Donaldson, Lufkin & Jenrette from 1994 to 2000. He was also a member of that firm's Executive Committee and served on its board of directors until his retirement in 2000. Mr. Robbins also served as its Director of Research from 1987 to 1994.

 Other Directorships
Mr. Robbins is Chairman of the board of directors of the West Virginia University Foundation. He also serves as a director of iMED Scientific, a privately held healthcare corporation.
Robert G. Scott Age 58 Director of Archipelago Holdings Inc. since August 2004
Principal Occupation
Retired

 Five Year Business History
Mr. Scott served as the President, Chief Operating Officer and Director of Morgan Stanley from March 2001 to December 2003. Prior to that he served as the Executive Vice President and Chief Financial Officer of Morgan Stanley from May 1997 to March 2001. Mr. Scott began his career with Morgan Stanley in 1970. He served on the board of directors of Morgan Stanley until April 2004.

Board Recommendation

        Our Board of Directors unanimously recommends a vote FOR the election of Gerald D. Putnam, Richard C. Breeden, Philip D. DeFeo, William E. Ford, James J. McNulty, George Muñoz, Michael J. Passarella, Stuart M. Robbins and Robert G. Scott to the Board. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR each of the director nominees.

ITEM 2.—RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board has selected Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2005. We are submitting the selection of independent auditors for stockholder ratification at the Annual Meeting. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from stockholders.

        Our organizational documents do not require that our stockholders ratify the selection of Ernst & Young LLP as our independent auditors. We are doing so because we believe it is a matter of good corporate practice. If our stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP, but still may retain them. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in the best interests of Archipelago and its stockholders.

        The Audit Committee, or a designated member thereof, pre-approves 100% of all audit and non-audit services rendered by Ernst & Young LLP to Archipelago or its subsidiaries. For more information regarding this policy, see the heading in this proxy statement —Corporate Governance—Audit Committee.

Fees Paid to Independent Auditors

        The following table shows information about fees paid by Archipelago to Ernst & Young LLP during the fiscal years ended December 31, 2003 and December 31, 2004:

Fee Category	2003	2004
Audit Fees(1)	$1,145,000	$977,000
Audit-Related Fees(2)	85,000	374,000
Tax Fees(3)	293,000	313,000
All Other Fees	0	0

Total	$1,523,000	$1,664,000

(1)
The aggregate fees incurred include amounts for the audit of Archipelago Holdings, Inc.'s consolidated financial statements, the audit of our broker-dealer subsidiaries' annual financial statements, the reviews of the consolidated financial statements included in our IPO documents (Form S-1 and Prospectus) and Quarterly Reports on Form 10-Q, including services related thereto such as statutory audits, consents, and assistance with and review of documents filed with the SEC and other regulatory bodies.

(2)
The aggregate fees incurred include amounts for services provided primarily in relation to financial and tax due diligence procedures as well as the review of certain of our information systems.

(3)
The aggregate fees incurred for tax services include amounts in connection with tax compliance and tax consulting services.

Board Recommendation

        The Board of Directors unanimously recommends a vote FOR ratification of the appointment of Ernst & Young LLP as our independent auditors for our fiscal year ending December 31, 2005. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment.

CORPORATE GOVERNANCE

Overview

        We operate the ArcaEx, the first open all-electronic stock market in the United States for trading in all NYSE, Nasdaq, AMEX and Pacific Exchange-listed stocks. We completed our initial public offering in August of 2004. Prior to the consummation of our initial public offering, Archipelago operated as a Delaware limited liability company. As a limited liability company, our predecessor, Archipelago Holdings, L.L.C., was governed under the direction of a board of managers, consisting of 11 individuals, which was functionally similar to a corporate board of directors. Messrs. Putnam, Ford and DeFeo served on our board of managers immediately prior to our conversion to a Delaware corporation.

        Immediately after our conversion from a limited liability company to a Delaware corporation, we established an initial Board of Directors of the Company consisting of Messrs. Putnam, DeFeo and Ford. Messrs Breeden, McNulty, Muñoz, Passarella, Robbins and Scott were appointed to be members of our Board of Directors by the initial Board.

        Archipelago believes that good corporate governance is important to ensure that the Company is managed for the long-term benefit of its stockholders. Upon the consummation of our initial public offering, our Board adopted or revised several Company policies to protect the interest of our stockholders, including:

  •
  Code of Business Conduct and Ethics

  •
  Corporate Governance Guidelines

  •
  Attorney Reporting Procedures

  •
  Procedures for Communications with Non-Management Directors

  •
  Complaint Procedures for Accounting & Auditing Matters

  •
  Audit Committee Services Pre-Approval Policy

  •
  Employee Personal Trading Policy

  •
  Public Company Trading Policy

  •
  Audit Committee Charter

  •
  Corporate Governance and Nominating Committee Charter

  •
  Compensation Committee Charter

  •
  Process for Identification and Evaluation of Director Candidates

        Certain of these documents are available on our website at www.archipelago.com. Our Audit Committee Charter, Corporate Governance Guidelines and Process for Identification and Evaluation of Director Candidates are attached to this proxy statement as Annexes B, C and D respectively, and each are incorporated herein by reference.

Disclosure Committee

        The Company has formed a Disclosure Committee, composed of senior management and employees, including senior financial and legal personnel, to help ensure the completeness and accuracy of the Company's financial results and disclosures. In addition, prior to the release of the Company's financial results, the Company's Chief Financial Officer reviews the Company's annual and quarterly results, along with key accounting policies and estimates, with the Audit Committee of our Board of Directors.

Requirements for Directors in our Certificate of Incorporation

        Our Certificate of Incorporation provides that no person that is subject to any statutory disqualification (as defined under Section 3(a)(39) of the Exchange Act) will be permitted to serve as a director of Archipelago. In addition, our Certificate of Incorporation provides that so long as ArcaEx remains an equities trading facility of PCX Equities and our facility services agreement with PCX and PCX Equities remains in effect, one of our directors will be required to be a member of the board of directors of PCX or an officer or employee of PCX nominated by the board of directors of PCX.

        On January 3, 2005, Archipelago and PCXH, entered into a definitive agreement under which Archipelago agreed to acquire PCXH and all of its wholly owned subsidiaries including PCX and PCX Equities. For more information about the facility services agreement or this proposed acquisition, please see the information in this proxy statement under the heading —Certain Relationships and Related Transactions—The Pacific Exchange and PCX Equities.

Director Independence

        Our Common Stock is listed with the Pacific Exchange and traded on ArcaEx. The listing standards of the Pacific Exchange and Archipelago's Corporate Governance Guidelines require that a majority of our directors meet the criteria for independence set forth in the Pacific Exchange listing standards. The charters for our Audit, Compensation and Corporate Governance and Nominating Committees, which are described below in this section and available on our website at www.archipelago.com, each also require that the members of those committees meet the criteria for independence set forth in the Pacific Exchange listing standards. These standards provide that in order to be considered independent, the Board must determine that a director has no material relationship with Archipelago other than as a director. As permitted by these listing standards, our Board has adopted categorical standards to assist it in determining whether its members have such a material relationship with Archipelago. See page 5 of our Corporate Governance Guidelines which is attached as Annex C.

        Our full Board of Directors reviewed the independence of each Board member considering the standards set forth in our Corporate Governance Guidelines (which include the Pacific Exchange's listing standards for independence). The full Board considered, among other things, transactions and relationships between each director or any member of his or her immediate family and Archipelago and its subsidiaries and affiliates over a three-year period. The types of transactions and relationships that could be considered included direct commercial, industrial, banking, consulting, legal, accounting and charitable relationships as well as indirect relationships such as serving as a partner or officer, or holding shares, of an organization that has a relationship with Archipelago and its subsidiaries and affiliates (however, merely owning a significant amount of stock in the Company does not, by itself, preclude a finding of independence).

        The full Board of Directors affirmatively determined that all of our directors are independent and have no material relationship with Archipelago or its management (either directly or as a partner, stockholder or officer of an organization that has a relationship with Archipelago), with the exception of Mr. Putnam, Archipelago's Chief Executive Officer, Mr. Breeden, a consultant to Archipelago and Mr. DeFeo, the Chief Executive Officer of PCX. In addition, the Board has affirmatively determined that those directors who are members of the Audit, Corporate Governance and Nominating, and Compensation Committees are likewise independent of Archipelago and its management.

Director Orientation

        The Company has established an orientation process for newly appointed directors. The orientation process consists of familiarizing the director with the Company and its significant businesses, practices and personnel. It also includes educating the director regarding the Company's financial reporting and risk management processes, any material litigation and the Company's Code of Business Conduct and Ethics.

Annual Performance Evaluations

        The Board and each of the Board Committees conducted a self-evaluation for 2004. Each Board Committee reported the results of its evaluation to the Board. Furthermore, the Board evaluated itself and its committees to determine whether they are functioning effectively and to determine whether any modifications were necessary.

Meetings and Committees

        After the effective date of our initial public offering in August of 2004, our Board of Directors held five meetings during the remainder of our 2004 fiscal year, none of which included executive sessions of the non-management directors. Each of our incumbent directors attended over 75% of the meetings of the Board of Directors and over 75% of the committees of the Board on which the director served during fiscal 2004 (in each case, which were held during the period for which he was a director). Attendance at Board and committee meetings during fiscal 2004 averaged over 93% for directors as a group. As a matter of Board policy, it is expected that each director will be available to attend substantially all of the meetings of the Board and any committees on which the director serves, after taking into consideration the director's other business and professional commitments, including service on the boards of other companies. Our Board of Directors has three standing committees, each of which is described below.

Audit Committee

Members: Michael J. Passarella (Chair), James J. McNulty and Stuart M. Robbins

        The Audit Committee has adopted an Audit Committee Charter which is attached to this proxy statement as Annex B and available on the Company's website at www.archipelago.com. Under the Audit Committee Charter, the primary purposes of our Audit Committee are:

  •
  to assist the Board of Directors in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors' qualifications and independence, and (iv) the performance of our internal audit function and independent auditors;

  •
  to decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors, including the approval of the terms and fees of the intention of the independent auditors;

  •
  to review and discuss the annual audited financial statements and quarterly financial statements with management and the independendt auditor; and

  •
  to prepare any report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

        After the effective date of our initial public offering in August of 2004, our Audit Committee met four times during the 2004 fiscal year, three of which included executive sessions and private sessions with management and one of which included private sessions with our independent auditors.

        The Audit Committee and our Board of Directors have established a procedure whereby complaints or concerns with respect to accounting, internal controls and auditing matters may be submitted to the Committee which is described below under the section heading —Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Management Directors.

        The Audit Committee also has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditors. This policy generally provides that we will not engage our independent auditors to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to its pre-approval procedures. The Audit Committee may pre-approve specified types of services that are expected to be provided by our independent auditors during the next twelve months. Any such pre-approval is detailed as to the particular service or type of services to be provided as well as the anticipated fee for such services.

        In addition to determining that each member of the Audit Committee is "independent" within the meaning of the rules of both the Pacific Exchange and the SEC, our Board of Directors also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the Pacific Exchange, and that Mr. Passarella is an "audit committee financial expert" within the meaning of the rules of the SEC. The report of the Audit Committee is included in this proxy statement under the heading —Report of The Audit Committee.

Compensation Committee

Members: William E. Ford (Chair), George Muñoz, Stuart M. Robbins and Robert G. Scott

        The Compensation Committee has adopted a Compensation Committee Charter which is available on the Company's website at www.archipelago.com. Under the Compensation Committee Charter, the primary purposes of our Compensation Committee are:

  •
  to review, determine and approve corporate goals and objectives relevant to the Company's CEO compensation, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation level based on that evaluation;

  •
  to discharge the Board's responsibilities relating to compensation of our senior management;

  •
  to review and make recommendations to the Board with respect to incentive-compensation plans and equity-based plans (including benefit plans for senior management and employees);

  •
  to administer any incentive-compensation plan or program of the Company providing for performance-based awards;

  •
  to establish and evaluate, in consultation with the CEO, senior management and the other committees of the Board, the Company's general compensation philosophy, plans and individual performance relative to such plans; (ii) oversee the development and implementation of compensation programs; and (iii) assess the adequacy of programs and procedures designed to provide for the development, selection and succession of officers and key personnel within the Company including the terms and conditions of any severance agreement or arrangement with senior management;

  •
  to meet with the CEO, General Counsel and Managing Director of Human Resources as the Committee determines is necessary;

  •
  to evaluate (in consultation with management) the performance of the Managing Director of Human Resources; and

  •
  to produce an annual report on executive compensation for inclusion in the Company's proxy statement.

        After the effective date of our initial public offering in August of 2004, our Compensation Committee met four times during the 2004 fiscal year. The report of the Compensation Committee is included in this proxy statement under the heading —Report of The Compensation Committee on Executive Compensation.

Corporate Governance and Nominating Committee

Members: George Muñoz (Chair), Michael J. Passarella and Robert G. Scott

        The Corporate Governance and Nominating Committee has adopted a Corporate Governance and Nominating Committee Charter which is available on the Company's website at www.archipelago.com. Under the Corporate Governance and Nominating Committee Charter, the primary purposes of our Corporate Governance and Nominating Committee are:

  •
  to develop and recommend to the Board a set of corporate governance principles and rules applicable to the Company, and to review those principles and rules, as well as the Company's Code of Ethics;

  •
  to establish procedures for the committee to exercise oversight of the evaluation of the: (i) Board, (ii) Board committees, (iii) Company's CEO and (iv) senior management;

  •
  to examine Board meeting policies and procedures;

  •
  to assist management in the preparation of the disclosure in the Company's annual proxy statement regarding the operations of the Committee;

  •
  to make recommendations to the full Board regarding the level of compensation for the Company's directors;

  •
  to review the Company's director policies, such as compensation, retirement, indemnification and insurance;

  •
  to recommend to the Board modifications to or additional responsibilities of the full Board and its various committees as well as to oversee all proposed amendments to Company's certificate of incorporation, by-laws and Board committee charters;

  •
  to establish standards, criteria and processes for the selection of Board candidates, and to review annually with the Board the composition of the Board as a whole, seeking an appropriate balance of independence, sound judgment, business expertise, technical skills, diversity and other desirable attributes;

  •
  to identify and recommend individuals believed to be qualified to become Board members;

  •
  to select, or recommend to the Board the nominees to stand for election as directors at any meeting of stockholders where directors are elected; and

  •
  to recommend to the Board an individual to fill any vacancy on the Board or on any committee of the Board.

        In identifying and recommending nominees for positions on the Board of Directors, the Corporate Governance and Nominating Committee places primary emphasis on the criteria set forth in Annex C of our Corporate Governance Guidelines, which contains the minimum qualifications that nominees must meet in order for the Committee to recommend them to the Board of Directors, including, a candidate's:

  •
  personal integrity and ethics

  •
  absence of conflicts of interest

  •
  ability for fair and equal representation of stockholder interests

  •
  business, governmental, academic or other relevant experience and achievement

  •
  judgment and oversight ability

  •
  business understanding

  •
  available time

        The Committee considers each nominee on his or her individual merits, taking into account the needs of Archipelago and the composition of the Board of Directors. Members of the Corporate Governance and Nominating Committee discuss and evaluate director candidates. The Committee may employ outside consultants to help identify director candidates.

        The Corporate Governance and Nominating Committee will consider nominees recommended by stockholders. Our Process for Identification and Evaluation of Director Candidate is attached to this proxy statement as Annex D and provides that nominees recommended by stockholders are given equal consideration as other nominees. Stockholders who wish to submit the name of a candidate for consideration by the Corporate Governance and Nominating Committee to stand for election at our 2006 Annual Meeting of Stockholders, may do so by submitting to our Board the information required by our By-laws and our Process for Identification and Evaluation of Director Candidates, in the manner discussed below under the section heading —Stockholder Proposals for 2006 Annual Meeting.

        After the effective date of our initial public offering in August of 2004, our Corporate Governance and Nominating Committee met twice during the 2004 fiscal year and, to date, twice in 2005 as described in greater detail in the report of the Corporate Governance and Nominating Committee that is included in this proxy statement under the heading —Report of The Corporate Governance and Nominating Committee.

EXECUTIVE OFFICERS

Executive Officers and Significant Employees

        Set forth below is information concerning our executive officers and significant employees as of this proxy statement.

Name	Age	Position
Gerald D. Putnam	46	Chairman of the Board of Directors and Chief Executive Officer
Michael Cormack	37	President
Nelson Chai	39	Chief Financial Officer
Kevin J.P. O'Hara	43	Chief Administrative Officer, General Counsel and Corporate Secretary
Steven Rubinow	52	Chief Technology Officer
Tom Haller	44	Executive Managing Director of Systems
Joseph Lombard	41	President, Wave Securities, L.L.C.; President, Wave Securities Canada Inc.

        Executive officers are appointed by and serve at the pleasure of our Board. A brief biography of each executive and significant employee follows below. Prior to our conversion from a Delaware limited liability company to a Delaware corporation, each officer served Archipelago Holdings, L.L.C. in the capacities discussed below.

        Mr. Putnam has served as Chairman and Chief Executive Officer of Archipelago since he co-founded the Company in 1996. In 1994, Mr. Putnam founded Terra Nova Trading, L.L.C. and served as its president until 1999. Previously, he held positions with financial institutions such as Walsh, Greenwood & Co., Jefferies & Company, Inc., PaineWebber Incorporated (currently UBS AG), Prudential Financial, Inc. and Geldermann Securities, Inc. (currently Man Investment Products, Inc.). He currently serves on the management committee of TAL Financial Services, L.L.C,. of which Terra Nova Trading, L.L.C. is a wholly owned subsidiary, and on the board of directors of the Pacific Exchange. For additional information, please see the section heading —Legal Proceedings—Matters Relating to Mr. Putnam.

        Mr. Cormack has served as President of Archipelago since June 4, 2000. Prior to joining Archipelago, he served most recently as the manager of Equity Trading at American Century Investments Management, Inc. and co-head of the Executive Committee for the Financial Information eXchange (FIX) Protocol (owned by FIX Protocol Ltd.). Mr. Cormack has also served as a member of the Nasdaq's Quality of Markets Committee and currently serves on the advisory board of TransactTools, Inc. and the board of directors of Recovery Point Systems, Inc., a provider of disaster recovery solutions.

        Mr. Chai has served as Chief Financial Officer of Archipelago since June 28, 2000. Prior to joining Archipelago, he served as corporate controller and, subsequently, as Senior Vice President of Business Development and a member of the Executive Committee of Dade Behring Inc., a leading manufacturer of medical diagnostics products. He joined Dade Behring in 1997 as corporate vice president of Worldwide Field Finance. Mr. Chai has also served in senior positions at AlliedSignal, Inc. (currently Honeywell International Inc.) and Philip Morris Incorporated (currently Altria Group, Inc.).

        Mr. O'Hara has served as Chief Administrative Officer of Archipelago since February 2003, General Counsel since May 2000, and Corporate Secretary since joining Archipelago on May 17, 1999. Prior to joining Archipelago, he served as Project Director and Project Manager for The Pragma Corporation from January 1997 to May 1999, where his responsibilities included overseeing capital market development in Lithuania and other Eastern European countries, and as Senior Attorney/Consultant for Financial Markets International, Inc. in Romania from October 1995 to January 1997. Prior to his international experience, Mr. O'Hara served in the Division of Enforcement of the U.S. Securities and Exchange Commission in Washington, D.C. as Senior Counsel from 1994 to 1995 and as Staff Attorney from 1991 to 1993. In 1993, Mr. O'Hara served as a Special Assistant United States Attorney in Washington, D.C. He is currently on the board of managers of White Cap Trading L.L.C., an institutional brokerage firm.

        Mr. Rubinow has served as Chief Technology Officer of Archipelago since July 30, 2001. Prior to joining Archipelago, he served as Senior Vice President and Chief Information/Technology Officer at NextCard, Inc. from 2000 to 2001. Mr. Rubinow served as Chief Information Officer at AdKnowledge Inc. from 1998 to 2000 and as Vice President of Corporate Management Information Systems at Fidelity Investments from 1994 to 1998.

        Mr. Haller has served as Executive Managing Director of Systems of Archipelago since March 10, 2004. He previously served as Director of Trading Systems since joining Archipelago in October 2002. Prior to joining Archipelago he served as Vice President, Trading Technology, of Globenet Securities, Inc. from 1999 to 2002.

        Mr. Lombard has served as President of Wave Securities, L.L.C. and President of Wave Securities Canada Inc. since April 2, 2001. Prior to joining Archipelago, he served as Senior Counsel to former U.S. Securities and Exchange Commission Chairman Arthur Levitt from July 1999 to March 2001. Mr. Lombard currently serves on the board of directors of First Federal Corporation, a provider of off-site storage of computer media, and of Recovery Point Systems, Inc., a provider of disaster recovery solutions.

Employment Contracts and Change of Control Arrangements

  Employment Agreement with Gerald D. Putnam

        On December 19, 2001, we entered into an employment agreement with Gerald D. Putnam, our Chairman and Chief Executive Officer. This agreement was amended on May 4, 2004. Prior to the consummation of our initial public offering, our Board expressly assumed the employment agreement with Mr. Putnam.

        The agreement provides for a three-year term, which was originally set to expire on December 19, 2004. Commencing on December 19, 2003 and each anniversary thereafter, the agreement will automatically extend for successive one-year terms unless we or Mr. Putnam provide at least 90 days' prior written notice of the intention to terminate this agreement. The agreement currently extends through December 19, 2005.

        Under the agreement, Mr. Putnam will receive an annual base salary of at least $750,000 after December 2003, and an annual cash bonus with a target level of not less than 200% of his annual base salary. The actual amount of the annual bonus Mr. Putnam receives will be determined by reference to his attainment of performance objectives set by the Compensation Committee each year.

        The employment agreement further provides that we may terminate Mr. Putnam's employment during the employment period with or without cause (as defined in the agreement), and Mr. Putnam may terminate his employment with or without good reason (as defined in the agreement). If we terminate Mr. Putnam's employment other than for cause or disability, or Mr. Putnam terminates his employment for good reason, we will provide Mr. Putnam the following severance benefits:

  •
  a lump sum cash payment equal to the sum of (x) Mr. Putnam's accrued base salary through his termination date, to the extent unpaid, plus (y) a prorated bonus for the year in which the termination date occurs, to the extent unpaid;

  •
  a lump sum cash payment equal to three times (x) Mr. Putnam's annual base salary plus (y) Mr. Putnam's average annual bonus for the two years preceding the year in which Mr. Putnam's employment is terminated;

  •
  36 months of medical and dental benefits to Mr. Putnam, his spouse and eligible dependents, provided that such benefits will be secondary to any other coverage obtained by Mr. Putnam;

  •
  immediate vesting of stock options or other equity awards; and

  •
  any other benefits that Mr. Putnam is eligible to receive under any of our plans or programs.

        If Mr. Putnam's employment terminates on account of death or disability, we will have no further obligations to Mr. Putnam other than to provide Mr. Putnam or his estate with (i) accrued salary and prorated bonus as described above, (ii) 36 months of medical benefits as described above and (iii) any other benefits that Mr. Putnam is eligible to receive under any of our plans or programs.

        If we terminate Mr. Putnam's employment for cause or Mr. Putnam terminates employment without good reason, we will have no further obligations to Mr. Putnam other than to pay Mr. Putnam his accrued salary and any other benefits that Mr. Putnam is eligible to receive under any of our plans or programs.

        If Mr. Putnam becomes subject to an excise tax for excess parachute payments, we will make a gross-up payment to him to compensate him for such tax liability.

        The severance payments and benefits described above are only payable if Mr. Putnam executes and delivers to us an agreement releasing us and our related parties from all claims and liabilities Mr. Putnam may have.

        The agreement requires that any successor to all or substantially all of our business and/or assets to assume expressly and agree to perform this agreement in the same manner and to the same extent that we would be required to perform it if no such succession had taken place. Mr. Putnam has agreed to non-solicitation and non-competition provisions in the agreement.

  Change-In-Control Severance Agreements

        We have entered into change in control severance agreements with members of our senior management team, including Messrs. Chai, Cormack, O'Hara, Rubinow and Lombard. The agreements provide for three-year terms with automatic extensions for additional one year terms after the third anniversary of the agreement's effective date, unless we give the executive officer written notice of our intention to terminate further automatic extensions and permit the agreement to expire at the end of the then current term. If, however, a change in control occurs during the term of the agreement, the agreement will continue in effect for one year after the change in control.

        The change in control severance agreements provide that if, within one year following a change in control or in certain limited circumstances prior to a change in control, we terminate the executive officer's employment other than for cause (as defined in the agreement) or the executive officer terminates his employment for good reason (as defined in the agreement), we will provide the executive officer the following severance benefits:

  •
  a lump sum cash payment equal to the sum of (x) the executive officer's accrued base salary through his termination date and any bonuses which have become payable, to the extent unpaid or deferred, (y) a prorated bonus for the year in which the termination date occurs, reduced by any amounts paid from the company's annual incentive plan for such year and (z) any previously deferred compensation (other than pursuant to a tax-qualified plan) and any accrued vacation pay, to the extent unpaid;

  •
  a lump sum cash payment, which will not be less than $1,500,000 (or $1,200,000 in the case of Mr. Lombard), equal to two times the sum of (x) the executive officer's highest annual base salary during the 12-month period preceding the executive officer's termination date, plus (y) the executive officer's bonus for the year preceding the change in control;

  •
  24 months of medical, dental, accident, disability and life insurance benefits for the executive officer and his dependents, provided that such benefits will be secondary to coverage provided by another employer;

  •
  accelerated vesting of any previously granted stock options or stock awards, and half of all unexercised stock options as of the termination date will remain exercisable until one year after the date of termination and the remaining half will remain exercisable until two years after the termination date;

  •
  accelerated vesting of all contributions by us to any tax qualified pension plans if permitted by law; if not permitted by law, an additional lump sum payment equal to the sum of the then unvested portions of all such contributions; and

  •
  outplacement services with a cost of up to $20,000 for a period of up to 12 months.

        If the executive officer becomes subject to an excise tax for excess parachute payments, we will make a gross-up payment to him to compensate him for such tax liability.

        The severance payments and benefits described above are only payable if the executive officer executes and delivers to us an agreement releasing us and our related parties from all claims and liabilities such executive officer may have.

        We are required to obtain written assumption of the agreements by any successor entity in connection with a business combination that will constitute a change in control prior to the effectiveness of such business combination. If we fail to do so, we will be a breach of these agreements.

        The executive officers have agreed to non-solicitation provisions in the change in control severance agreements.

Legal Proceedings

  Matters Relating to Mr. Putnam

        Mr. Putnam is currently, or was involved in the following legal proceedings. The Company was also a party to each of the matters described below; however, the Company has been dismissed from each matter.

        Borsellino Litigation.    In September 2000, plaintiffs Lewis Borsellino, a former business partner of Mr. Putnam and equity holder in CTA, and I.M. Acquisitions, L.L.C, an entity owned by Mr. Borsellino, filed a complaint in Illinois State Circuit Court naming Mr. Putnam and other former members of CTA as defendants. The complaint alleged that Mr. Putnam and the other defendants secretly diverted assets of CTA to their other business ventures. The complaint also alleges that a 1998 Settlement Agreement between the parties addressing these allegations was based on fraud, and that the defendants violated their fiduciary duties with respect to the plaintiffs by allegedly failing to disclose material information during the 1998 settlement negotiations. Archipelago, L.L.C. (the predecessor company to the Company's wholly-owned subsidiary Wave Securities, L.L.C.) was also named as a defendant in this action although it was never a member of CTA.

        On April 11, 2001, the court dismissed Archipelago L.L.C. and the other defendants with prejudice from the September 2000 complaint. On May 2, 2001, the plaintiffs filed a motion to vacate the court's April 2001 dismissal order and for leave to file an amended complaint against the original defendants. On May 7, 2001, the court denied the plaintiffs' motion to vacate the April 2001 dismissal order, but granted to the plaintiffs the right to file another amended complaint against all of the defendants except Archipelago L.L.C., stating that "there is no just reason to delay the enforcement or appeal of this Court's Order of April 11, 2001, dismissing defendant Archipelago L.L.C. with prejudice." The plaintiffs did not appeal the court's decision with respect to Archipelago, L.L.C.

        On May 21, 2001, plaintiffs filed a second motion to vacate the court's April 2001 dismissal order, and for leave to file an amended complaint against all of the defendants, except Archipelago L.L.C. In November 2001, the court granted the plaintiffs' motion and allowed the plaintiffs to file their amended complaint against Mr. Putnam and the other defendants, except Archipelago L.L.C.

        On January 16, 2002, the plaintiffs filed a second amended complaint that seeks compensatory and punitive damages in excess of $80.0 million, as well as reimbursement of attorneys' fees and the cost of litigation. On November 12, 2002, Mr. Putnam and the other defendants filed a motion to dismiss the second amended complaint; however on October 27, 2004, the court denied the defendants' motion.

        On March 24, 2004, the plaintiffs filed a motion for leave to file a third amended complaint, which, if granted, would replace the second amended complaint. On April 28, 2004, the defendants filed a motion in opposition to the plaintiffs' motion for leave to file a third amended complaint. No hearing date has been set for argument on this motion.

        In addition to the litigation described above, on March 23, 2004, the plaintiffs filed a separate complaint against Archipelago Holdings, L.L.C. (the predecessor to the Company) and "ArcaEx" alleging, among other things, unjust enrichment in connection with the alleged activities of the CTA member defendants, including Mr. Putnam. The complaint sought a constructive trust on all property received as a result of the alleged activities. On May 21, 2004, the Company filed a motion to dismiss plaintiffs' claims against Archipelago Holdings, L.L.C. and "ArcaEx". On September 14, 2004, the Illinois Circuit Court entered an order dismissing both Archipelago Holdings and "ArcaEx" from this litigation with prejudice.

        Lozman Litigation.    Archipelago, L.L.C., Archipelago Holdings, L.L.C., Terra Nova Trading, L.L.C., an investor that owns 0.6% of our company, and Mr. Putnam, our Chairman and Chief Executive Officer, were named as defendants in a civil action filed in the Circuit Court of Cook County, Illinois, on August 9, 1999. One plaintiff, Fane Lozman, is a former business associate of Mr. Putnam, and another plaintiff, Blue Water Partners, Inc., is a corporation owned by Mr. Lozman. Mr. Putnam was at one time its president. The wrongful conduct alleged in plaintiffs' complaint predates Archipelago's formation in December 1996. Plaintiffs alleged that Archipelago (i) breached a joint venture agreement with the plaintiffs, (ii) engaged in corporate oppression in violation of Illinois law, (iii) usurped corporate opportunities belonging to plaintiffs in the form of plaintiffs' "ideas" concerning electronic communication networks, electronic trading and electron stock exchanges, (iv) breached duties of good faith and fair dealing, and (v) conspired with the other defendants to injure plaintiffs. The lawsuit seeks, among other relief, money damages, an accounting and the imposition of a constructive trust on all property, benefits, profits and unjust enrichment the defendants have received and will receive by virtue of the alleged wrongful acts. We believe these claims relate only to Terra Nova Trading's ownership in Archipelago and any direct or indirect interest of Mr. Putnam in Archipelago.

        The Circuit Court dismissed all of plaintiffs' claims against Archipelago on March 20, 2000. In April 2002, the Appellate Court of Illinois affirmed the Circuit Court's order of dismissal, except that it determined that it did not have appellate jurisdiction to review the dismissal of plaintiffs' claims against Archipelago for usurpation of corporate opportunities, which contend that Archipelago is derivatively liable for the conduct of the remaining defendants. The Appellate Court determined that it did not have appellate jurisdiction to review the claims against Archipelago for usurpation of corporate opportunities because as to these claims, the Circuit Court's order of dismissal was not final and appealable under the applicable rules governing appellate jurisdiction. In March 2003, plaintiffs moved the Circuit Court to vacate its March 20, 2000 order of dismissal as it concerns plaintiffs' claims against Archipelago for usurpation of corporate opportunities. On April 7, 2004, the Circuit Court denied plaintiffs' motion to vacate and to reinstate Archipelago as a defendant. Plaintiffs have not yet taken an appeal from this decision.

        With regard to the remaining claims against the Mr. Putnam and Terra Nova Trading, a trial by jury commenced in November 2004. On December 16, 2004, the jury rendered binding verdicts on the oral and written contract claims and found that Mr. Putnam and Terra Nova Trading were not liable. The jury also found that the releases executed in 1995 by and between the plaintiffs and Mr. Putnam and Terra Nova Trading were valid and enforceable. The judge has not yet entered judgment on these verdicts. As for the claim that Mr. Putnam breached his fiduciary duty to the plaintiff, the jury issued an advisory verdict to the judge in which it determined that Mr. Putnam and Terra Nova Trading had usurped a corporate opportunity in violation of his fiduciary duties. The jury also answered a non-binding special interrogatory in which it valued the usurped opportunity at $2.5 million. However, the judge has determined that because the plaintiff's fiduciary duty claim is equitable in nature, the judge, rather than the jury, will make the final, binding determination as to Mr. Putnam's and Terra Nova Trading's liability, if any, under this claim, and the amount of damages, if any. Accordingly, the parties are currently awaiting the judge's final ruling on the fiduciary duty claim, as well as the entry of judgment in favor of Mr. Putnam and Terra Nova Trading on the oral and written contract claims.

COMPENSATION

Executive Compensation

        The following table sets forth all compensation received during each of the last three fiscal years by our Chief Executive Officer and our four other most highly compensated executives whose total compensation exceeded $100,000 in each such fiscal year. These executives are referred to as the "named executive officers" elsewhere in this report. Although bonus compensation was earned in the fiscal years indicated below, all bonus compensation was actually paid to each named executive in the fiscal year following the year in which it was earned.

Summary Compensation Table

	Annual Compensation			Long Term Compensation
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Restricted Stock Unit Awards ($)(2)	Securities Underlying Options(3)	All Other Compensation ($)
Gerald D. Putnam Chief Executive Officer	2004 2003 2002	782,885 600,000 600,000	1,500,000 1,800,000 1,100,000	1,399,995 — —	372,366 222,222 —	743,207 * *	(4)
Nelson Chai Chief Financial Officer	2004 2003 2002	341,192 300,000 300,000	412,500 540,000 330,000	649,994 — —	95,648 122,222 —	* * *
Michael Cormack President	2004 2003 2002	341,192 300,000 300,000	412,500 540,000 440,000	649,994 — —	95,648 122,222 —	* * *
Kevin J.P. O'Hara Chief Administrative Officer, General Counsel and Corporate Secretary	2004 2003 2002	341,192 300,000 300,000	412,500 540,000 385,000	649,994 — —	95,648 122,222 —	* * *
Steven Rubinow Chief Technology Officer	2004 2003 2002	341,192 300,000 300,000	412,500 540,000 330,000	649,994 — —	95,648 100,000 —	* * *

(1)
Salaries are paid to Archipelago employees on a bi-weekly basis and in 2004 there were 27 pay periods. As a result, the 2004 salaries for each named executive officer includes his base salary (consisting of $750,000 in the case of Mr. Putnam and $330,000 for all other named executive officers), plus a payment for one additional pay period.

(2)
The values of the restricted stock unit awards (RSUs) shown in the table (which were granted for the fiscal year ended December 31, 2004) were determined for each named executive officer, respectively, by multiplying the number of RSUs awarded to each named executive officer by $18.35 (the closing price of Archipelago's Common Stock on ArcaEx on January 27, 2005). Each RSU represents a right to receive one share of Archipelago Common Stock upon vesting. The RSUs are service-based and will vest in four equal installments (specifically on the first, second, third and fourth anniversaries of the date of grant), subject to the named executive officer's continued employment with the Company. Generally, unvested RSUs will be cancelled upon the named executive officer's resignation from or other termination of employment with the Company.

(3)
Includes the following number of stock options granted on March 16, 2005 for the fiscal year ended December 31, 2004: 55,700 to Mr. Putnam and 25,648 for each of Mssrs. Chai, Cormack, O'Hara and Rubinow. Such options have an exercise price of $19.30, vest in four equal installments (specifically on the first, second, third and fourth anniversaries of the date of grant) and have a ten-year term.

(4)
Includes a payment of $743,207 made to GSP, L.L.C., in which Mr. Putnam owns a controlling interest, to permit the payment of taxes owed for the shares of Archipelago Holdings, L.L.C.'s profits in 2004, as a limited liability company through the date of reorganization, calculated primarily based on the highest federal and state income tax rate applicable for tax withholding purposes to an individual. This amount excludes a payment of $148,404 made to Terra Nova Trading, L.L.C., in which Mr. Putnam and his wife indirectly own an interest of approximately 40%.

*
The aggregate amount of perquisites and other personal benefits, securities or property received was less than either $50,000 or 10% of the total annual salary and bonus reported. These unreported amounts primarily related to matching contributions under our 401(k) retirement savings plan.

  Stock Option Grants in 2004

        The following table sets forth information regarding stock options granted to the named executive officers during the fiscal year ended December 31, 2004.

		% of Total Options Granted to Employees in Fiscal Year
					Potential Realizable Value at Assumed Annual Rates of Stock Appreciation for Option Term
			Exercise Price per Share ($/Sh)
Name	Number of Securities Underlying the Options Granted			Expiration Date
					5%	10%
Gerald D. Putnam	316,666	39.0%	$11.50	8/12/2014	$2,290,220	$5,803,867
Nelson Chai	70,000	8.6%	11.50	8/12/2014	$506,260	$1,282,963
Michael Cormack	70,000	8.6%	11.50	8/12/2014	$506,260	$1,282,963
Kevin J.P. O'Hara	70,000	8.6%	11.50	8/12/2014	$506,260	$1,282,963
Steven Rubinow	70,000	8.6%	11.50	8/12/2014	$506,260	$1,282,963

  Option Exercises in 2004 and Year-End Option Values

        None of our named executive officers exercised options to purchase our Common Stock during the fiscal year ended December 31, 2004. The following table sets forth the number of shares of Common Stock subject to options and the value of such options held by each of our named executive officers as of December 31, 2004. The closing price of our Common Stock on December 31, 2004 was $20.97.

	Number of Securities Underlying Unexercised Options at Fiscal Year-End		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Gerald D. Putnam	55,556	483,332	420,000	4,258,826
Nelson Chai	136,111	128,333	912,771	1,103,901
Michael Cormack	136,111	128,333	912,771	1,103,901
Kevin J.P. O'Hara	136,111	128,333	912,771	1,103,901
Steven Rubinow	86,111	128,333	535,885	1,103,901

  Director Compensation

        For the fiscal year ended December 31, 2004, non-management directors were entitled to the following compensation after the consummation of our initial public offering in August of 2004:

    Award of 1,903 Restricted Stock Units (1)

    Award of 3,333 Restricted Stock Units (2)

    Member Cash Retainer of $27,921 (3)

(1)
Represents the pro-rated portion of an Annual Award of restricted stock units ("RSUs") valued at $75,000. The number of RSUs awarded was determined by dividing the sum of the total pro-rated dollar value of RSU compensation granted to each director, $28,074, by $14.75, the closing price of Archipelago's Common Stock on ArcaEx on September 10, 2004. These RSUs will vest in equal installments on the first, second, third and fourth anniversaries of the date of grant with shares, or cash equal to the fair market value thereof, delivered upon the resignation of the director from our Board of Directors.

(2)
Represents the balance of the Annual Award of RSUs approved by the Board of Directors on October 21, 2004. The number of RSUs awarded was determined by dividing the sum of the total dollar value of the balance of the Annual Award of restricted stock units granted to each director, $46,926, by $14.07, the closing price of Archipelago's Common Stock on ArcaEx on October 21, 2004. These RSUs will vest in equal installments on the first, second, third and fourth anniversaries of the date of grant with shares, or cash equal to the fair market value thereof, delivered upon the resignation of the director from our Board of Directors.

(3)
Represents the pro-rated portion of an Annual Member Cash Retainer of $75,000. This pro-rated amount includes a cash payment of $9,171 paid on September 30, 2004 and another cash payment of $18,750 paid on December 31, 2004.

        In addition to the compensation listed above, the chair of our Audit Committee received $9,307, paid on December 31, 2004, which represented the pro-rated portion of an annual cash retainer of $25,000 to be paid to the chair of our Audit Committee. Also, the chairs of both our Compensation Committee and Corporate Governance and Nominating Committee each received $5,584, paid on December 31, 2004, which represents the pro-rated portion of an annual cash retainer of $15,000 to be paid to each committee chair.

        In 2004, each director also was given the opportunity to elect to take 110% of the director's entire 2004 Member Cash Retainer in the form of a grant of restricted stock units in lieu of cash. The number of restricted stock units awarded under this election was determined by dividing 110% of the director's entire 2004 Member Cash Retainer, $30,713, by the closing price of our Common Stock on September 10, 2004, $14.75, resulting in the issuance of 2,082 restricted stock units. These restricted stock units will vest on the second anniversary of the date of grant with shares of Common Stock, or cash equal to the fair market value thereof, delivered upon the resignation of the director from our Board. This election did not apply, however, to the cash retainer we paid to directors for service as chairs of our Audit, Compensation or Corporate Governance and Nominating Committees. Messrs. Ford, McNulty, Muñoz, Robbins and Scott made this election and each received 2,082 restricted stock units in lieu of the 2004 Member Cash Retainer of $27,921.

        In 2004 Mr. De Feo waived the portion of his 2004 director compensation that consisted of the issuance of restricted stock units.

        The Board, upon the recommendation of the Corporate Governance and Nominating Committee, has amended our non-management director compensation program, effective for the fiscal year ending December 31, 2005. In 2005 our directors will be entitled to receive:

  •
  an annual member cash retainer of $75,000 payable in cash in quarterly installments at the end of each quarter;

  •
  a grant of $75,000 of restricted stock units which will be granted in four equal quarterly installments at the end of each quarter which will be valued based upon the fair market value of shares of Common Stock on the date of grant and be fully vested on the date of grant with the underlying shares of Common Stock (or cash equal to the fair market value thereof) to be delivered upon the director's resignation from the Board;

  •
  an additional annual chair cash retainer of $25,000 payable in cash in quarterly installments at the end of each quarter to each of the chairman of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

        Each director may elect to take 110% of the director's entire 2005 cash retainer, including any chairperson cash retainer, in the form of a grant of restricted stock units in lieu of cash. The restricted stock unit award for this election will:

  •
  be granted at the time the cash retainer would have otherwise been paid;

  •
  have a value, based upon the fair market value of shares of our Common Stock on the date of grant, equal to 110% of the amount elected to be deferred; and

  •
  be fully vested on the date of grant with the underlying shares (or cash equal to the fair market value thereof) to be delivered upon the director's resignation from the Board.

        The Compensation Committee will determine the terms and conditions of all RSUs grants through award agreements as of the time of the grant. Our Board reserves the right, in its sole discretion, to change the compensation program for directors at any time.

  Compensation Committee Interlocks and Insider Participation

        After the completion of our initial public offering in August of 2004, our Compensation Committee consisted of Messrs. Ford, Robbins and Scott. Mr. Muñoz joined the Committee in October of 2004. None of these individuals is a current or former officer or employee of our Company. Mr. Putnam currently serves on the board of directors of the Pacific Exchange, of which Mr. DeFeo is the Chairman and Chief Executive Officer. None of our other executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

Compensation Plans

        For information regarding our equity compensation plans, please see Item 12 contained in Part III of our Annual Report on Form 10-K for the fiscal year ending December 31, 2004, which is incorporated herein by reference and has been delivered to you with this proxy statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of February 7, 2005, regarding the beneficial ownership of our Common Stock by:

  •
  each person that is a beneficial owner of more than 5% of our outstanding Common Stock;

  •
  each of our named executive officers;

  •
  each of our directors and director nominees; and

  •
  all directors and named executive officers as a group

        Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power over securities. Except in cases where community property laws apply or as indicated in the footnotes to this table, we believe that each stockholder identified in the table possesses sole voting and investment power over all shares of Common Stock shown as beneficially owned by the stockholder. Percentage of beneficial ownership is based on approximately 47,139,000 shares of Common Stock outstanding as of February 7, 2005. Shares of Common Stock subject to options that are currently exercisable or that are exercisable within 60 days of the date of this proxy statement, are considered outstanding and beneficially owned by the person holding the options for the purposes of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless indicated otherwise in the footnotes, the address of each individual listed in the table is c/o Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois, 60606.

	Number of shares of Common Stock		Percent Ownership
Stockholders Owning Approximately 5% Or More:
Investment entities affiliated with General Atlantic LLC c/o General Atlantic Service Corporation 3 Pickwick Plaza Greenwich, Connecticut 06830	10,380,505	(1)	22.0%
The Goldman Sachs Group, Inc. 85 Broad Street New York, New York 10004	7,305,722	(2)	15.5%
FMR Corp. 82 Devonshire Street Boston, Massachusetts 02109	3,721,070	(3)	7.9%
Directors:
Richard C. Breeden	25,000		*
James J. McNulty	5,000		*
Gerald D. Putnam	1,260,404	(4)	2.7%
Stuart M. Robbins	7,500		*
Non-Director Executives:
Michael Cormack	148,056	(5)	*
Nelson Chai	136,111	(6)	*
Kevin J.P. O'Hara	136,111	(7)	*
Steven Rubinow	86,111	(8)	*
All directors, nominees, named executive officers and other executive officers as a group (14 persons in total)	1,845,959		3.9%

*
Less than 1%

(1)
Includes (a) 7,193,963 shares of Common Stock held by General Atlantic Partners 77, L.P. ("GAP 77"); (b) 2,437,604 shares of Common Stock held by GAP-W Holdings, L.P. ("GAP-W"); (c) 605,064 shares of Common Stock held by GAP Coinvestment Partners II, L.P. ("GAPCO II"); (d) 129,835 shares of Common Stock held by GapStar, LLC ("GapStar"); and (e) 14,039 shares of Common Stock held by GAPCO GmbH & Co. KG ("GAPCO KG"). General Atlantic LLC ("GA LLC") is the general partner of GAP 77, the general partner of GAP-W and the sole member of GapStar. The general partners of GAPCO II are Managing Directors of GA LLC. GAPCO Management GmbH ("GAPCO Management") is the general partner of GAPCO KG. The managing members of GA LLC make voting and investment decisions with respect to GAPCO Management and GAPCO KG. GA LLC, GAP 77, GAP-W, GapStar, GAPCO II, GAPCO KG and GAPCO Management (collectively, the "GA Group") are a "group" within the meaning of Rule 13d-5 of the Exchange Act. William E. Ford, a director of the Company, is President and a Managing Director of GA LLC and a general partner of GAPCO II. In addition, the other Managing Directors of GA LLC are Steven A. Denning, Peter L. Bloom, Mark F. Dzialga, Klaus Esser, Vince Feng, William O. Grabe, Abhay Havaldar, David C. Hodgson, Braden R. Kelly, Rene M. Kern, Marc F. McMorris, Matthew Nimetz, Franchon M. Smithson, Philip P. Trahanas, Tom C. Tinsley and Florian P. Wendelstadt. Other than their interest in GA LLC and the GA Group, these individuals are not affiliated with Archipelago or its management.

(2)
Based solely on information on Schedule 13 G dated February 14, 2005 by The Goldman Sachs Group Inc and its affiliated entities and includes (a) 5,877,797 shares of Common Stock held by Goldman Sachs Execution and Clearing, L.P. (formerly Spear, Leeds & Kellogg, L.P.); (b) 1,264,877 shares of Common Stock held by GS Archipelago Investment, L.L.C.; and (c) 163,048 shares of Common Stock held by SLK-Hull Derivatives L.L.C.

(3)
Based solely on information on Schedule 13 G dated February 14, 2005 filed by FMR Corp., includes (a) 3,151,670 shares beneficially owned by Fidelity Management & Research Company; and (b) 569,400 shares beneficially owned by Fidelity Management Trust Company.

(4)
Includes 1,204,848 shares of Common Stock held by GSP, L.L.C. Mr. Putnam owns a controlling interest in GSP, L.L.C. as well as options to purchase 55,556 shares of Common Stock exercisable within 60 days. Does not include 240,585 shares of Common Stock held by Terra Nova Trading, L.L.C., in which Mr. Putnam and his wife indirectly own an interest of approximately 40%.

(5)
Represents options to purchase 136,111 shares of Common Stock directly exercisable by Mr. Cormack within 60 days. Also includes options to purchase 11,945 shares of Common Stock exercisable by Mr. Cormack's spouse within 60 days; however, Mr. Cormack disclaims beneficial ownership as to such options and the underlying securities.

(6)
Represents options to purchase 136,111 shares of Common Stock directly exercisable by Mr. Chai within 60 days.

(7)
Represents options to purchase 136,111 shares of Common Stock directly exercisable by Mr. O'Hara within 60 days.

(8)
Represents options to purchase 86,111 shares of Common Stock directly exercisable by Mr. Rubinow within 60 days.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Incorporation Transaction

        Prior to the consummation of our initial public offering in August of 2004, we completed a series of transactions in order to convert Archipelago Holdings, L.L.C. into Archipelago Holdings, Inc. The transactions are as follows:

  •
  On August 11, 2004, Archipelago Holdings, L.L.C., a Delaware limited liability company, converted into Archipelago Holdings, Inc., a Delaware corporation, and the members of Archipelago Holdings, L.L.C. received 0.222222 shares of Common Stock of Archipelago Holdings, Inc. for each of their membership interests in Archipelago Holdings, L.L.C.

  •
  After the conversion of Archipelago Holdings, L.L.C. into Archipelago Holdings, Inc., GAP Archa Holdings, Inc. (a member of Archipelago Holdings, L.L.C. before the conversion described above that became a stockholder of Archipelago Holdings, Inc. upon the conversion), was merged with Archipelago Holdings, Inc. The stockholders of GAP Archa Holdings, Inc. received shares of Common Stock of Archipelago Holdings, Inc. for their shares of Common Stock of GAP Archa Holdings, Inc. and the shares of Archipelago Holdings, Inc. Common Stock owned by GAP Archa Holdings, Inc. prior to the merger were cancelled.

        As approved by the board of managers of Archipelago Holdings L.L.C. on July 16, 2004, we made a cash distribution to the members of Archipelago Holdings L.L.C. immediately prior to the incorporation transactions. In accordance with the terms of the limited liability company agreement of Archipelago Holdings, L.L.C., the cash distribution provided funds to our members to permit them to pay the taxes that the members will owe for their share of Archipelago's profits in 2004 as a limited liability company through the date of the incorporation transactions, calculated primarily based on the highest federal and state income tax rate applicable for tax withholding purposes to an individual. The cash distribution was approximately $24.6 million.

Relationships with Directors, Officers, 5% Owners and Investors with Representatives on Our Board of Managers (Exclusive of Trading Activity)

        In the ordinary course of our business and in connection with our financing activities, we have entered into a number of transactions with our directors, officers, investors that hold a 5% or greater equity interest in our Company and investors that had a right prior to our conversion to appoint a representative to our board of managers. We believe that these transactions were entered into on the basis of commercial terms prevailing in the market at the time we entered into each transaction.

  The Pacific Exchange and PCX Equities

        Acquisition Agreement:    On January 3, 2005, we entered into an acquisition agreement with PCXH, under which we agreed to acquire PCXH and all of its wholly-owned subsidiaries, including PCX and PCX Equities, subject to the receipt of approval of the PCXH shareholders and applicable regulatory approvals. Upon completion of the acquisition, PCXH, PCX and PCX Equities will operate as wholly-owned subsidiaries of Archipelago. Under the terms of the Agreement, after March 31, 2005 and through the closing of the transaction, at the request of PCXH, Archipelago will lend operating funds to PCXH or its wholly owned operating subsidiaries such as the Pacific Exchange, in an aggregate amount not to exceed $10.0 million. The aggregate amount of all loan payments will be deducted from the calculation of seller's working capital at closing, or repaid by PCXH or its subsidiaries to Archipelago in the form of Archipelago Common Stock if the transaction fails to close. The Agreement contains customary representations and warranties and conditions to closing. The Agreement also contains customary termination provisions which, under certain circumstances in the event of a termination under the Agreement, may subject the parties to liability for the payment of termination fees or reimbursement of expenses, and includes a provision which permits either party to terminate the agreement if the transaction fails to close by September 30, 2005. Currently, we cannot predict the effects of our proposed acquisition of PCXH on our current relationships with the Pacific Exchange which are described below.

        Regulatory Fees.    In July 2000, we entered into a facility services agreement with the Pacific Exchange governing our relationship with the Pacific Exchange and PCX Equities, a for-profit corporate subsidiary of the Pacific Exchange to which the Pacific Exchange has delegated certain regulatory authority for ArcaEx. Under the terms of this agreement and a related contribution agreement, the Pacific Exchange granted us the exclusive right to establish and operate ArcaEx as a facility of PCX Equities with respect to instruments traded on or eligible to be traded on the equities floor of the Pacific Exchange, as well as the right to receive all transaction fees, all market data fees and all listing fees from the operation of ArcaEx. The Pacific Exchange also agreed not to engage in any commercial arrangements competitive with ArcaEx, except as otherwise provided in the facility services agreement.

        Under the terms of the amended and restated facility services agreement, we are required to negotiate in good faith with the Pacific Exchange to establish the regulatory fee we will pay the Pacific Exchange each year, and to reimburse the Pacific Exchange for certain expenses. In 2004, we paid the Pacific Exchange approximately $7.2 million for regulatory services and reimbursement of expenses.

        Registered Representative Fees.    Broker-dealers that are registered to trade on ArcaEx are required to register certain employees, known as registered representatives, with the Pacific Exchange. The Pacific Exchange shares with us the fees it collects in connection with registration of representatives. We currently receive approximately 45% of those fees collected by the Pacific Exchange. In 2004, we received $4.5 million from the Pacific Exchange for registered representative fees. These amounts were offset against the regulatory fee we owed to the Pacific Exchange, rather than being paid separately to us.

        Collection of Market Data Fees.    Through PCX, we participate in the consolidation, dissemination and sale of market data in U.S. exchange-listed securities and Nasdaq-listed securities. We receive market data fees, based on the level of trading activity on ArcaEx, for providing data to centralized aggregators that in turn sell the data to third-party consumers such as Thomson Financial Inc. and Bloomberg, L.P. The Pacific Exchange is a direct participant in the plans governing the consolidation and dissemination of market data, and as a direct participant in these plans collects tape revenues for trading activities on ArcaEx. Under the terms of the facility services agreement, we are entitled to all market data fees earned in connection with trading activities on ArcaEx. Market data fees collected by the Pacific Exchange as a direct participant in these plans and paid to us under the terms of the facility services agreement totaled $45.5 million in 2004.

        Directorships.    Gerald D. Putnam, our Chairman and Chief Executive Officer, is currently a member of the board of directors of the Pacific Exchange. Members of the board of directors are entitled to $5,000 annual compensation for their service on the board, plus additional compensation for attending board meetings. Mr. Putnam has waived his right to this compensation.

        Philip D. DeFeo, Chairman and Chief Executive Officer of the Pacific Exchange, is currently a member of our Board, and was formerly a member of our board of managers. We did not pay our managers a fee, but reimbursed expenses incurred in connection with board activities. In 2004, we paid Mr. DeFeo $47,418 in cash for reimbursement of expenses and director compensation. For more information see the information above under the section heading —Compensation—Director Compensation.

        Under our certificate of incorporation, for so long as ArcaEx remains an equities trading facility of PCX Equities and our facility services agreement with the Pacific Exchange and PCX Equities remains in effect, one of our directors will be required to be a member of the board of directors of the Pacific Exchange or an officer or employee of the Pacific Exchange nominated by the board of directors of the Pacific Exchange. Mr. DeFeo currently serves in this capacity.

        Certificate of Incorporation and By-laws.    Under our Certificate of Incorporation and By-laws, for so long as ArcaEx remains an equities trading facility of PCX Equities and our facility services agreement with the Pacific Exchange and PCX Equities remains in effect, any amendment to our Certificate of Incorporation or By-laws will be submitted to the board of directors of the Pacific Exchange. If the board of directors of the Pacific Exchange determines that the amendment is required under Section 19 of the Exchange Act to be filed with, or filed with and approved by, the SEC, then the amendment will not take effect until it is so filed or filed and approved. Any resolution of our Board authorizing a proposed amendment to our Certificate of Incorporation will provide that such amendment will be abandoned and not filed with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the amendment, unless the conditions described in this paragraph have been fulfilled.

  Gerald D. Putnam and GSP

        Business Development Functions.    In 2004 we entered into arrangements with Pleasure Marine, L.L.C., pursuant to which we rented a yacht for business development functions. The domestic partner of Mr. Putnam's sister operates the yacht as an independent contractor of Pleasure Marine. Pleasure Marine retains a percentage of the rental fees paid by Archipelago. We paid rental fees for the yacht in the amount of $0.4 million in 2004. During 2004 we hosted 26 business development functions on the yacht with an average of approximately 20 guests attending each function. We have discontinued this arrangement in 2005.

        Back-Office Services.    ASB, L.L.C., a service bureau located in Chicago, Illinois, has provided to our subsidiary Wave Securities, L.L.C certain back-office services, including offering and managing routing technology to alternative execution venues, clearing technology, as well as reporting to the NASD's Order Audit Trail Systems through which NASD members are required to report information regarding Nasdaq transactions. Mr. Putnam and his wife indirectly own 40% of ASB,. and under Wave's past arrangement with ASB, Wave paid ASB $100,000 per month for these services. Since July of 2004, however, these services have been provided to Wave by Townsend Analytics, Ltd. and we do not expect Wave to engage in any future transactions with ASB.

        Trading on ArcaEx.    Mr. Putnam and his wife indirectly own approximately 40% of Terra Nova Trading, L.L.C. ("TNT"), a broker-dealer that currently owns less than 1% of our outstanding Common Stock. TNT regularly engages in trading activities on ArcaEx. As a result of its trading activities and the execution services we provide, in 2004:

  •
  we received transaction fees from TNT in an aggregate amount equal to $4.7 million;

  •
  we made liquidity payments to TNT in an aggregate amount equal to $1.5 million; and

  •
  we made rebate payments in an aggregate amount equal to $34,247 to TNT, with whom we agreed to share a portion of the market data fees we received in connection with trades in exchange-listed securities executed by TNT on ArcaEx.

We believe that all payments to TNT, and all amounts charged to TNT, are determined based on prevailing market rates, terms and conditions that are available to all other market participants.

        Indemnification.    Pursuant to a contribution agreement entered into in January 1999, Mr. Putnam agreed to indemnify us and affiliates of Goldman, Sachs & Co. and E*TRADE Group, Inc. for liability and certain legal expenses incurred in connection with the Lozman litigation discussed above in "Legal

Proceedings—Matters Relating to Mr. Putnam." GDP, Inc. paid legal expenses on our behalf in the amount of $71,838.85 in 2004. Mr. Putnam owns 100% of GDP, Inc.

        Non-competition.    Pursuant to the limited liability company agreement of Archipelago Holdings, L.L.C., Mr. Putnam and GSP, L.L.C. agreed that, subject to limited exceptions, they will not, and will not permit any of their affiliates to, manage, be employed by or provide consulting or other goods or services to, own any interest in or operate or control any ECN, alternative trading system, exchange or other facility for matching or executing orders, in each case that provides for the trading of equity securities of U.S. issuers and/or non-U.S. issuers whose equity securities are traded on a U.S. stock exchange or Nasdaq, for 24 months after the date that Mr. Putnam is no longer a manager, officer, employee or consultant of Archipelago or any of its subsidiaries. Mr. Putnam owns a controlling interest in GSP.

Richard C. Breeden

        Effective June 1, 2004, Richard C. Breeden, a member of our current Board of Directors, began providing consulting services to us through Richard C. Breeden & Co. under a contract providing for a minimum fee of $150,000 per quarter and a minimum term of one year. We paid Richard C. Breeden & Co. $500,000 in 2004 under this consulting agreement. In addition, in 2004, we paid Mr. Breeden individually $29,738 in cash and 5,238 in restricted stock units for reimbursement of expenses and director compensation. For more information regarding compensation of our directors see the information above under the section heading—Compensation—Director Compensation.

Goldman Sachs

        We have entered into commercial arrangements with subsidiaries of The Goldman Sachs Group, Inc., ("Goldman Sachs"), which indirectly holds a 15.4% equity interest in our Company. Prior to our initial public offering in August 2004, Goldman Sachs had the right to appoint a representative to our board of managers. Goldman, Sachs & Co. ("GSC"), a subsidiary of Goldman Sachs, was a lead underwriter in our initial public offering. A summary of the arrangements we had with Goldman Sachs during 2004 include:

  •
  Initial Public Offering: We paid approximately $11.9 million in offering expenses and underwriting discounts and commissions in connection with our initial public offering in August 2004. Of this amount, approximately $1.7 million was paid to GSC.

  •
  Clearing Arrangements. Each of Archipelago Securities, L.L.C., Archipelago Trading Services, L.L.C. and Wave Securities, L.L.C. has entered into a clearing agreement with Spear, Leeds & Kellogg, L.P., ("SLK"), a subsidiary of Goldman Sachs. Under these agreements, SLK provides clearing and settlement services in connection with our outbound routing and agency brokerage services. Pursuant to a letter agreement dated January 17, 2002, we also agreed to appoint SLK as the clearing agent in the future for any of our other subsidiaries that engage in order routing services or brokerage services on substantially the same terms and conditions as set forth in our existing clearing agreements with SLK. This letter agreement will remain in effect as long as the clearing agreement between Wave and SLK remains in effect. The agreement may be terminated by either party without cause upon 120 days prior written notice. Under these agreements, we paid SLK an aggregate amount of $11.4 million in 2004.

  •
  Advisory Fees. In 2004 Archipelago entered into a definitive Financial Advisory Services Engagement with GSC in connection with our proposed acquisition of PCXH and all of its subsidiaries. The fees payable by Archipelago to GSC under the terms of the Engagement include: (i) a transaction fee equal to the lesser of (A) $500,000 and (B) 20% of any payment made to Archipelago due to the termination of the transaction; or (ii) a transaction fee of $500,000 if the transaction is completed. Under the terms of the Engagement, Archipelago has also agreed to reimburse GSC's reasonable out-of-pocket expenses, including attorney's fees, in an aggregate amount not to exceed $100,000. We did not pay GSC any fees in 2004 for these financial advisory services.

  •
  DOT System. In July 2002, one of our subsidiaries, Archipelago Securities, L.L.C., entered into an agreement for orders routed to the NYSE's Designated Order Turnaround, or DOT, system with SLK. Pursuant to this agreement, SLK provides direct order routing services for trades directed to the NYSE's DOT system. We paid fees under this agreement to SLK in an aggregate amount of $0.9 million in 2004.

Director and Officer Indemnification

        In 2004 we entered into an agreement that provides indemnification to persons who

  •
  were officers or managers of Archipelago Holdings, L.L.C., our predecessor;

  •
  were officers or directors of Archipelago Holdings, Inc.; and/or

  •
  have been authorized by the board of managers of Archipelago Holdings, L.L.C. or by the Board of Directors of Archipelago Holdings, Inc. to take actions on behalf of Archipelago Holdings, L.L.C. or Archipelago Holdings, Inc. in connection with registration statements for our initial public offering and sale of shares of our Common Stock (including shares issuable in connection with employee benefit plans) and the reorganization of Archipelago Holdings, L.L.C. as Archipelago Holdings, Inc.

for all losses, damages, costs and expenses incurred by the indemnified person arising out of the relevant registration statements or the reorganization. This agreement is in addition to our indemnification obligations under our By-laws

Registration Rights Agreement

        We have entered into a registration rights agreement pursuant to which we have agreed to register shares of our Common Stock that two groups of stockholders received before our initial public offering under the circumstances described below. One group, referred to as the General Atlantic Stockholders, constitutes affiliates of General Atlantic Partners, L.L.C., which currently beneficially owns approximately 21.4% of our Common Stock. The other group, referred to as the Class A Stockholders, includes (directly or indirectly through subsidiaries or affiliates), among others, The Goldman Sachs Group, Inc., Credit Suisse First Boston Next Fund, Inc., Merrill Lynch L.P. Holdings, Inc. and J.P. Morgan Chase & Co.

        Demand Registration.    The Class A Stockholders have six demand registration rights, pursuant to which they may require us to register their shares beginning 180 days after our initial public offering. The General Atlantic Stockholders have two demand registration rights, which they can exercise the earlier of:

  •
  one year after the date of our initial public offering; and

  •
  90 days after we consummate a demand registration made by the Class A Stockholders.

        Registration on Form S-3.    Once we are eligible to use Form S-3, the two groups of stockholders have the right to request an unlimited number of registrations on Form S-3.

        Piggy-back Rights.    Each of the stockholders in the two groups other than those originally requesting registration pursuant to a demand can request to participate in, or "piggy-back" on, any demand registration. Each of the stockholders in these two groups also can piggy-back on a registration on Form S-3.

        Piggy-back Registration.    If we file a registration statement for an offering of Common Stock for ourselves or for stockholders other than those in the two groups, we must offer the stockholders in the two groups the opportunity to register their registrable securities.

        Conditions and Limitations; Expenses.    The registration rights of these two groups of stockholders are subject to conditions and limitations, including the right of the underwriters to limit the number of shares to be included in a registration and our right to delay or withdraw a registration statement under specified circumstances. In addition, we are not obligated to effect a demand registration if those initiating the demand (determined in accordance with the agreement) propose to sell their registrable securities at an aggregate price to the public of less than:

  •
  $30 million in the case of a firm commitment underwriting; or

  •
  $15 million if the demand registration is not in the form of a firm commitment underwriting.

        We are not required to effect an S-3 registration if the proposed aggregate price to the public of the securities being registered is less than $10 million. Other than underwriting discounts and commissions and brokers' commissions, we will pay all registration expenses in connection with a registration, whether or not such registration becomes effective, unless, in the case of a demand registration or an S-3 registration, the registration is withdrawn at the request of those initiating the registration (determined in accordance with the agreement), subject to specified exceptions.

COMPARATIVE STOCK PERFORMANCE GRAPH

        The following graphic representation shows a comparison of total stockholder return for holders of our common stock from our initial public offering through December 31, 2004, compared with the Russell 2000 Index and a Peer Group consisting of Chicago Mercantile Exchange Holdings, Inc., eSpeed, Inc., Instinet Group, Incorporated, International Securities Exchange, Inc., Investment Technology Group, Inc. and Nasdaq Stock Market, Inc. The figures in this graph assume an initial investment of $100 at our initial public offering price of $11.50 and the closing prices as of August 12, 2004 for the Russell 2000 Index and all of the companies in our Peer Group.

COMPARISON OF CUMULATIVE TOTAL RETURN SINCE AUGUST 12, 2004 (IPO)

REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

        The Corporate Governance and Nominating Committee is comprised of three independent directors (as defined under PCX Rule 5.3(k)(1)) and operates pursuant to a written Charter that was amended and restated in January of 2005, which is available on Archipelago's website at http://www.archipelago.com. After the effective date of our initial public offering in August of 2004, the Corporate Governance and Nominating Committee held two meetings in 2004 and, to date, two meetings during 2005.

        The primary purposes of the Corporate Governance and Nominating Committee are to:

  •
  develop and recommend to the Board a set of corporate governance principles and guidelines applicable to the Company

  •
  review the Company's governance on an ongoing basis and recommend changes where necessary

  •
  oversee the evaluation of the performance of the Board, committees and members of our Board of Directors

  •
  identify individuals qualified to become members of the Board

  •
  select, or recommend that the Board select, the director nominees for the next annual meeting of stockholders

        In January 2005, the Corporate Governance and Nominating Committee reviewed Archipelago's Code of Business Conduct and Ethics and Archipelago's Corporate Governance Guidelines (collectively, the "Documents"). The Committee recommended to the Board of Directors that the Board adopt the Documents, which the Board of Directors acted on and adopted. In addition, the Corporate Governance and Nominating Committee adopted a Process for Identification and Evaluation of Director Candidates which included procedures for the submission of director candidates recommended by stockholders to the Committee. These actions were undertaken to strengthen Archipelago's corporate governance practices and to protect the interests of Archipelago's shareholders.

        In March 2005, the Corporate Governance and Nominating Committee recommended to the Board, and the Board determined that each of the incumbent directors of Archipelago is independent within the meaning of the rules of the Pacific Exchange and have no material relationship with Archipelago (either directly or as a partner, shareholder or officer of an organization that has a relationship with Archipelago), with the exception of Mr. Putnam, Archipelago's Chairman and Chief Executive Officer, Mr. Breeden, who provides consulting services for Archipelago pursuant to a contract, and Mr. DeFeo, the Chairman and Chief Executive Officer of PCX, an entity which provides regulatory services to Archipelago pursuant to a contract. The Committee also recommended to the Board, and the Board determined that each member of Archipelago's Audit Committee, is independent within the meaning of Rule 10A-3 of the Securities Exchange Act of 1934. Additionally, the Committee evaluated and recommended to the Board that all of Archipelago's incumbent directors stand for re-election at the Annual Meeting.

        The Corporate Governance and Nominating Committee also conducted a review of non-management director compensation plan and recommended to the Board of Directors that:

  •
  the non-management directors be issued the balance of the plan's Annual Award of restricted stock units for 2004 in addition to the already issued pro-rated portion of the plan's Annual Award of restricted stock units for 2004, which was approved by the entire Board of Directors on October 21, 2004; and

  •
  the non-management director compensation plan be amended to provide that the directors be entitled to receive for the 2005 fiscal year: (i) an annual member cash retainer of $75,000 payable in cash in quarterly installments at the end of each quarter; (ii) a grant of $75,000 of restricted stock units which will be granted in four equal quarterly installments at the end of each quarter which will be valued based upon the fair market value of shares of our Common Stock on the date of grant and be fully vested on the date of grant with the underlying shares of Common Stock (or cash equal to the fair market value thereof) to be delivered upon the director's resignation from the Board; and (iii) an additional annual chair cash retainer of $25,000 payable in cash in quarterly installments at the end of each quarter to each of the chairman of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

        The Corporate Governance and Nominating Committee conducted an evaluation of the performance of the members of the Board of Directors and its three standing committees, as is required by the Company's Corporate Governance Guidelines, and reported its results to the Board of Directors in March of 2005.

        After the effective date of our initial public offering in August of 2004 through December 31, 2004, the Corporate Governance and Nominating Committee performed all of its duties and responsibilities under the then applicable Corporate Governance and Nominating Committee Charter, including, as noted immediately above, conducting an evaluation of the Committee which was reported to the Board of Directors.

Corporate Governance and Nominating Committee:
George Muñoz
Michael J. Passarella
Robert G. Scott

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee is comprised of three independent non-management directors and operates pursuant to a written Charter that was amended and restated in January of 2005 and is attached to this proxy statement as Annex B and is also available on our website at http://www.archipelago.com.

        After the effective date of our initial public offering in August of 2004 through December 2004, our Audit Committee met four times, three of which included executive sessions and one of which included a private session with our independent auditors. To date in 2005, our Audit Committee has met twice, and both meetings have included executive sessions and private sessions with our independent auditors. The Chair of the Audit Committee also had approximately six separate meetings with our Chief Financial Officer.

        The Audit Committee's purpose is:

  •
  to assist the Board of Directors in its oversight of

          (i)    the integrity of our financial statements,

          (ii)   our compliance with legal and regulatory requirements,

          (iii)  our independent auditors' qualifications and independence, and

          (iv)  the performance of our internal audit function and independent auditors

  •
  to decide whether to appoint, retain or terminate the Company's independent auditors and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors, including the approval of the terms and fees of the retention of the independent auditors; and

  •
  review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor.

        In addition to determining that each member of the Audit Committee is "independent" within the meaning of the rules of both the Pacific Exchange and the SEC, our Board of Directors and the Corporate Governance and Nominating Committee also have determined that each member of the Audit Committee is "financially literate" and has accounting or related financial management expertise, as such qualifications are defined under the rules of the Pacific Exchange. Our Board of Directors has also determined that Mr. Passarella is an "audit committee financial expert" within the meaning of the rules of the SEC.

        Management is responsible for the preparation, presentation and integrity of Archipelago's financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

        In performing its oversight role, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence. All non-audit services performed by the independent auditors must be specifically pre-approved by the Audit Committee or a member thereof.

        After the effective date of our initial public offering in August of 2004, the Audit Committee performed all of its duties and responsibilities under the then applicable Audit Committee Charter (which are described in greater detail in Annex B attached to this proxy statement), including conducting an evaluation of the Committee which was reported to the full Board of Directors. In addition, based on the reports and discussions described in this Report, and subject to the limitations on its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements of Archipelago for the fiscal year ending December 31, 2004 be included in its Annual Report on Form 10-K for such fiscal year.

Audit Committee:
Michael J. Passarella
James J. McNulty
Stuart M. Robbins

REPORT OF THE COMPENSATION COMMITTEE

Overview

        This is the first Compensation Committee Report presented to the shareholders of the Company. The Compensation Committee, as of the date the Company became publicly traded, consisted of Mr. Ford, who serves as Committee Chair, and Messrs. Muñoz, Robbins and Scott. Prior to that date, the Compensation Committee consisted of members of the board of managers of the predecessor company (the "Predecessor Compensation Committee"). Accordingly, the Compensation Committee has been carrying out the executive compensation arrangements established and approved by the Predecessor Compensation Committee with respect to fiscal year 2004. In addition, the Compensation Committee has been reviewing these executive compensation arrangements and intends to modify some of these arrangements in the future.

Attendance and Independence

        Since the Company became publicly traded in August 2004, the Compensation Committee met four times in fiscal year 2004, with all of the members who had been appointed to the Compensation Committee attending each meeting. At all times during fiscal year 2004, each member of the Compensation Committee met the standards of "independence" under the rules established by the Pacific Exchange and qualified as an "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986 and as a "non-employee director" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934.

Compensation Committee Purpose

        The primary purpose of the Compensation Committee is to discharge the Board's responsibilities relating to compensation of the Company's senior management. In furtherance of that role, the Compensation Committee has prepared this report for inclusion in this proxy statement.

        When requested, the Compensation Committee also provides guidance to the Board and its Corporate Governance and Nominating Committee on director compensation, but the Compensation Committee itself does not have any authority with regard to the compensation arrangements for members of the Board who are not employees of the Company. Such arrangements are authorized solely by the Board.

Compensation Committee Duties and Responsibilities

        In furtherance of its purposes, the duties and responsibilities of the Compensation Committee are as follows:

  •
  To establish and evaluate, in consultation with the CEO, senior management and the other committees of the Board, the Company's general compensation philosophy, plans and individual performance relative to such plans.

  •
  To oversee the development and implementation of compensation programs.

  •
  To review, determine and approve corporate goals and objectives relevant to the compensation of the Company's CEO, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's compensation level based on that evaluation. In determining the long-term incentive component of the CEO's compensation, the Compensation Committee may consider, among other factors, the Company's performance and relative stockholder return, the value of similar incentive awards to officers at comparable companies and the value of awards given to the CEO in past years.

  •
  To review, determine and approve the compensation levels of senior management of the Company (in consultation with the CEO).

  •
  To review and make recommendations to the Board with respect to incentive-compensation plans and equity-based plans (including benefit plans for senior management and employees).

  •
  To administer any incentive-compensation plan or program of the Company.

  •
  To ensure that incentive compensation paid to officers or employees who are or are expected to be "covered employees" (as defined in Section 162(m) of the Internal Revenue Code and the regulations promulgated thereunder) qualifies as "performance-based compensation" in accordance with Section 162(m), unless the Committee has determined otherwise.

  •
  To approve all such grants or awards that are intended to be exempt from the application of the insider trading rules of Section 16(b) of the Securities Exchange Act of 1934 in accordance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934.

  •
  To assess the adequacy of programs and procedures designed to provide for the development, selection and succession of officers and key personnel within the Company including the terms and conditions of any severance agreement or arrangement with senior management.

  •
  To meet with the Company's CEO as the Committee determines is necessary to review the performance criteria and compensation levels of senior management, and meet with the Company's General Counsel and Managing Director of Human Resources, as appropriate and as necessary in the Compensation Committee's discretion.

  •
  To review the Company's compliance with its policies governing related-party transactions.

  •
  To review the Company's compliance with the Securities and Exchange Commission's proxy disclosure obligations regarding compensation matters.

  •
  To review any material compensation complaint or dispute received by the Company from any executive officer.

  •
  To evaluate (in consultation with the CEO and/or senior management), at least annually, the performance of the Company's Managing Director of Human Resources.

  •
  To perform any other duties or responsibilities expressly delegated to the Compensation Committee by the Board.

        In carrying out the foregoing responsibilities, the Compensation Committee will apply the Company's executive compensation philosophy (as discussed below) and endeavor, where appropriate, to link each member of senior management's compensation to his or her service to the Company and overall performance. As used above, the term "senior management" includes those officers of the Company designated by the Compensation Committee in its discretion.

Executive Compensation Philosophy

        The Company's executive compensation philosophy is to analyze each element of each executive officer's total compensation, as well as each executive's total compensation, to determine its appropriateness and competitiveness from both an internal and external perspective, and to ensure that the compensation is directly linked to the Company's performance, as measured in terms of the performance metrics and drivers selected by the Board from time to time. In determining the compensation of its executive officers, the Committee examines the distinct roles, duties, responsibilities, and performance of each executive officer and recognizes the individual characteristics and unique abilities of each executive officer.

Compensation Comparison

        The Committee uses a comparison study for the named executive officers to help assess the appropriateness and competitiveness of the Company's executive compensation programs. A comparison peer group of 26 companies has been selected by the Compensation Committee for this purpose. In addition, the Compensation Committee has selected the following six companies from this peer group, (including a company that became publicly traded in the first quarter of 2005), as members of a "core" peer group:

  •
  Chicago Mercantile Exchange Holdings Inc.

  •
  eSpeed, Inc.

  •
  Instinet Group Incorporated

  •
  International Securities Exchange, Inc.

  •
  Investment Technology Group, Inc.

  •
  Nasdaq Stock Market, Inc.

        The Committee does not use this comparison study as a definitive benchmark, but instead uses it as a guide in reviewing, analyzing and determining the mix and levels of the Company's executive compensation. The Predecessor Compensation Committee had set the compensation levels for the top four named executive officers, other than Mr. Putnam, generally at the same level (which we call the "flat approach"). We found that some peer companies—to a degree—follow this flat approach with some of its top executives, while other peer companies compensate their top executives using a "layered" or "tiered" approach. Finally, when we compared aggregate total compensation for all top four executives (other than the CEO) with aggregate total compensation for all top four executives (other than the CEO) at the peer companies, we found that the Company's aggregate total compensation for all top four executives (other than Mr. Putnam) was competitive with the peer companies' aggregate total compensation for all of their top four executives. Accordingly, we have decided to continue using this "flat" approach, but will continue to externally review it.

Components of Executive Compensation

        The Compensation Committee has broken down total executive compensation into the following compensates:

  •
  Salary

  •
  Annual bonus

  •
  Long-term equity awards

  •
  Pension benefits

  •
  Welfare benefits

  •
  Perquisites.

        A more detailed discussion of each component follows:

        Salary.    Executives' annual base salaries are set to be competitive with industry-based salaries, taking into account the executive's position, titles, duties and responsibilities. These salary levels are reviewed annually.

        Annual Bonus.    The Company has adopted and implemented the Management Annual Bonus Plan ("Bonus Plan"), which is used to determine executives' annual bonuses. The performance metrics that may be used under the Bonus Plan include market share, earnings, EPS, operating profit, operating margin, return on equity, return on assets, total return to shareholders, technology improvements, return on investment capital, revenue growth, cash flow, and reliability. For fiscal year 2004, the Predecessor Compensation Committee used market share, revenue, operating profit, reliability, and completion of the initial public offering as the performance metrics, and annual bonus levels as a percentage of base salary for Mr. Putnam and the other named executive officers were 100% and 62.5% at threshold, 200% and 125% at target and 400% and 250% at maximum, respectively.

        Long-Term Equity Awards.    The Company has adopted and implemented several equity-based compensation plans, but it currently is granting equity-based compensation awards under the 2004 Stock Incentive Plan (the "Stock Plan"). The Stock Plan provides for the grant of stock options, stock appreciation rights, dividend equivalent rights, restricted stock, restricted stock units and other equity-based or equity-related awards that the Compensation Committee determines to be consistent with the purpose of the Stock Plan and the interests of the Company. The Compensation Committee has studied and compared the use of stock options with the use of full-value awards (i.e., restricted stock or restricted stock units) and has decided that future awards generally will be made as full-value awards. In addition, the Compensation Committee is considering whether a portion of these future awards (and if so what level) should be held by the executives throughout their employment. For fiscal year 2004, the Predecessor Compensation Committee established a dollar amount for the annual equity awards to be made to Mr. Putnam and the other named executive officers of $2,800,000 and $1,300,000, respectively. A portion of these 2004 equity awards were made at the time of the initial public offering in the form of stock options with an exercise price equal to the initial public offering price. The remainder of the 2004 annual equity awards were made in two grants during the first quarter of fiscal year 2005, one being a restricted stock unit grant and the other being a stock option grant, as shown in the Summary Compensation Table on page 24 of this proxy statement for fiscal year 2004 as well as the stock option grant shown in the Stock Option Grant table on page 25 of this proxy statement. (Although these grants were made in fiscal year 2005, they are included in the Summary Compensation Table and Stock Option Grant table for fiscal year 2004 due to the special circumstances involving the Company's 2004 equity awards that directly related to the initial public offering in 2004. Future equity grants will be shown in the applicable proxy statement tables with respect to the fiscal year in which the equity award is granted.)

        In addition to the Stock Plan, the Company will be implementing its Employee Stock Purchase Plan in which all employees may buy Company stock through payroll reduction. It is anticipated that employees will be able to purchase Company stock through this plan at 95% of the fair market value of the stock on the date of purchase.

        Pension Benefits.    The Company has a 401(k) Savings Plan that is tax-qualified under the Internal Revenue Code. There are no other pension or deferred compensation plans and there are no executive-level pension-benefit plans, programs or arrangements. The Compensation Committee does not currently intend to implement any executive-level pension-benefit plans, programs or arrangements in the future.

        Welfare Benefits.    The Company has broad-based health, dental, vision, life, and disability benefit programs. There are no other welfare-benefit programs and there are no executive-level welfare-benefit plans, programs or arrangements. The Compensation Committee does not currently intend to implement any executive-level welfare-benefit plans, programs or arrangements in the future.

        Perquisites.    The Company has no executive-level perquisite plans, programs or arrangements, and the Compensation Committee does not currently intend to implement any executive-level perquisite plans, programs or arrangements in the future.

CEO Compensation

        As shown in the Summary Compensation Table and pursuant to his employment agreement, Mr. Putnam received a base salary of $750,000 in fiscal year 2004 and an annual bonus of $1,500,000. The salary level is determined by Mr. Putnam's employment agreement, which was amended on May 4, 2004 by the Predecessor Compensation Committee. This amendment increased the annual salary from $600,000 to $750,000, retroactive to January 1, 2004. This amendment also decreased his target bonus from 300% of salary (or $2,400,000 total annual target cash compensation using a $600,000 base salary) to 200% of salary (or $2,250,000 total annual target cash compensation using a $750,000 base salary). Based on our review, this total cash compensation level is within the competitive range of the total annual cash compensation for the CEOs at the peer companies and is otherwise appropriate. Mr. Putnam's salary and his annual bonus levels will remain the same for fiscal year 2005.

        Mr. Putnam achieved his target bonus level based on the Company's achievement of the performance goals set by the Predecessor Compensation Committee for fiscal year 2004, primarily based on the Company's achievement of revenue goals, operating profit goals and key business initiatives (such as the initial public offering). In addition, with respect to fiscal year 2004, Mr. Putnam was granted an equity award with a dollar value equal to $2,800,000 (as determined by the Predecessor Compensation Committee), consisting of 150,000 stock options granted at the time of the initial public offering, 55,758 stock options granted during the first quarter of 2005, and 76,294 restricted stock units granted during the first quarter of 2005. Finally, Mr. Putnam received a grant of 166,666 stock options at the time of the initial public offering with respect to his existing membership interest in Archipelago Holdings, L.L.C.

Section 162(m) Policy

        Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid in any taxable year to a publicly traded company's CEO and the other four highest paid executive officers (generally the named executive officers). There are several exemptions from these rules, including compensation that qualifies as performance-based compensation. The Company's executive compensation plans and programs, as well as the Company's executive compensation philosophy, prescribe that, in general, compensation should comport with the Section 162(m) rules so that all compensation is deductible. In addition, the Section 162(m) regulations generally allow a three-year transition period after a company becomes publicly traded where most compensation is exempt from the $1 million deduction limitation. The Compensation Committee recognizes that there may be limited instances where it would be in the best interests of the Company to pay compensation that may not be fully deductible, and thus the Compensation Committee reserves the right to pay nondeductible compensation in such limited instances.

Conclusion

        The Compensation Committee believes that the Company's executive compensation plans and programs with respect to fiscal year 2004 were both competitive and appropriate based on the Company's performance over that year. In addition, the Compensation Committee will continue its review and analysis of these plans and programs during fiscal year 2005, including but not limited to using a "flat" approach to ensure that the Company's executive compensation is properly linked and is being carried out in accordance with the executive compensation policy.

Compensation Committee: William E. Ford George Muñoz Stuart M. Robbins Robert G. Scott

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the U.S. Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership of, and transactions in, our equity securities with the SEC. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file. Purchases and sales of our equity securities by such persons are published on our website at www.archipelago.com.

        Based on a review of the copies of such reports we received, and on written representations from our reporting persons, we believe that all Section 16(a) filing requirements applicable to our directors, executive officers and 10% stockholders were complied with during fiscal 2004, with the exception of one Form 4 report disclosing the purchase of 1,000 shares of our Common Stock in the directed share program in connection with our initial public offering for Mr. Haller that was inadvertently filed late.

Incorporation by Reference

        To the extent that this proxy statement is incorporated by reference into any other filing by Archipelago under the U.S. Securities Act of 1933 or the Exchange Act, the sections of this proxy statement entitled "Report of the Compensation Committee," "Report of the Corporate Governance and Nominating Committee," "Report of the Audit Committee" (to the extent permitted by the rules of the SEC) and "Comparative Stock Performance Graph" as well as the Annexes to this proxy statement, will not be deemed incorporated, unless specifically provided otherwise in such filing.

Other Matters

        As of the date of this proxy statement, there are no other matters that the Board of Directors intends to present, or has reason to believe others will present, at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with the recommendation of the Board or in their best judgment with respect to such matters.

Stockholder Proposals for 2006 Annual Meeting

        Stockholders who, in accordance with the SEC's Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed by us in connection with our 2006 Annual Meeting must submit their proposals to our General Counsel Kevin J.P. O'Hara on or before November 30, 2005. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.

        In accordance with our By-laws, in order to be properly brought before the 2006 Annual Meeting, a stockholder's notice of the matter the stockholder wishes to present must be delivered to Kevin J.P. O'Hara, Chief Administrative Officer, General Counsel and Corporate Secretary at Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year's Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to these provisions of our By-laws (and not pursuant to the SEC's Rule 14a-8) must be received no earlier than January 10, 2006 and no later than February 9, 2006.

Policies on Reporting of Concerns Regarding Accounting and Other Matters and on Communicating with Non-Management Directors

        We have adopted policies on reporting of concerns regarding accounting and other financial matters as well as policies for communicating with our Non-Management Directors. Any person, whether or not an employee, who has a concern about the conduct of Archipelago or our employees, including with respect to our accounting, internal accounting controls or auditing issues, may, in a confidential or anonymous manner, communicate that concern in writing either to Archipelago's Chief Administrative Officer, General Counsel and Corporate Secretary, Kevin J.P. O'Hara, or the chair of our Audit Committee via regular mail addressed to Archipelago Holdings, Inc., 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606. Communications also may be sent via e-mail directly to the chair of our Audit Committee at mpassaralla@archipelago.com.

        The Board solicits and encourages all forms of information to be provided to the Board and/or its members. All communications to our Non-Management Directors are distributed to the chair of our Audit Committee or to any individual director as appropriate, depending on the facts and circumstances outlined in the communication. The Company's Board of Directors has requested that certain items which are unrelated to the duties and responsibilities of the Board should be excluded, such as spam, junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and business solicitations or advertisements.

        In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any non-management director upon request.

VOTING VIA THE INTERNET OR BY TELEPHONE

        Provision has been made for you to vote your shares of Common Stock via the Internet or by telephone. You may also vote your shares by mail. Please see the proxy card or voting instruction form accompanying this proxy statement for specific instructions on how to cast your vote by any of these methods.

        Votes submitted via the Internet or by telephone must be received by 1:00 a.m., CST, on May 10, 2005. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the Annual Meeting.

        The Internet and telephone voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. We have been advised that the Internet and telephone voting procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders voting via the Internet and by telephone should understand that there may be costs associated with voting in these manners, such as usage charges from Internet access providers and telephone companies that must be borne by the stockholder.

By Order of the Board of Directors:

Kevin J.P. O'Hara Chief Administrative Officer, General Counsel and Corporate Secretary
Chicago, Illinois Dated: March 31, 2005

Annex A
Definitions

        "Related Persons" shall mean with respect to any Person, (v) any other Person(s) whose beneficial ownership of shares of stock of the Corporation with the power to vote on any matter would be aggregated with such first Person's beneficial ownership of such stock or deemed to be beneficially owned by such first Person pursuant to Rules 13d-3 and 13d-5 under the Exchange Act; (w) in the case of a Person that is a natural person, for so long as ArcaEx remains a Facility of PCX and PCX Equities and the FSA is in full force and effect, any broker or dealer that is an ETP Holder with which such natural person is associated; (x) in the case of a Person that is an ETP Holder, for so long as ArcaEx remains a Facility of PCX and PCX Equities and the FSA is in full force and effect, any broker or dealer with which such ETP Holder is associated; (y) any other Person(s) with which such Person has any agreement, arrangement or understanding (whether or not in writing) to act together for the purpose of acquiring, voting, holding or disposing of shares of the stock of the Corporation; and (z) in the case of a Person that is a natural person, any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Corporation or any of its parents or subsidiaries. For the avoidance of doubt, "Related Persons" as defined above in clause (v) of this paragraph (3) shall include, with respect to any Person: any other Person beneficially owning pursuant to Rules 13d-3 and 13d-5 under the Exchange Act shares of stock of the Corporation with the power to vote on any matter that also are deemed to be beneficially owned by such first Person pursuant to Rules 13d-3 and 13d-5 under the Exchange Act; any other Person that would be deemed to own beneficially pursuant to Rules 13d-3 and 13d-5 under the Exchange Act shares of stock of the Corporation with the power to vote on any matter that are beneficially owned directly or indirectly by such first Person pursuant to Rules 13d-3 and 13d-5 under the Exchange Act; and any additional Person through which such other Person would be deemed to directly or indirectly own beneficially pursuant to Rules 13d-3 and 13d-5 under the Exchange Act shares of stock of the Corporation with the power to vote on any matter.

        "Person" shall mean a natural person, company, government, or political subdivision, agency, or instrumentality of a government.

        "FSA" shall mean the Amended and Restated Facility Services Agreement, dated as of March 22, 2002, among the Archipelago Holdings, L.L.C., PCX and PCX Equities (as amended, modified or supplemented after the date thereof).

Attachments

A-1

Annex B

ARCHIPELAGO HOLDINGS, INC.

AUDIT COMMITTEE CHARTER

Committee Membership

        Composition of Committee:    The Audit Committee ("Committee") of the Board of Directors ("Board") of Archipelago Holdings, Inc. ("Company") is a standing committee of the Board. Initially, the Committee shall be comprised of at least two directors who shall serve until the first scheduled meeting of the Board held after the Company's initial public offering ("Initial Meeting"). At the Initial Meeting, the composition of the Committee shall be increased to at least three directors, and thereafter, the Committee shall continue to be comprised of at least three directors. The Board shall set the total number of members of the Committee, in its discretion.

        Appointment of Members:    The members of the Committee initially shall be appointed by the Board, and thereafter shall be elected annually by resolution of the Board at its first meeting following the annual meeting of the Company's stockholders, or as soon as practicable thereafter as determined by the Board in its discretion. At such Board meetings, prospective members of the Committee shall be recommended to the Board by the Company's Corporate Governance and Nominating Committee. Each member of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The members of the Committee may be removed or replaced by the Board in its discretion at any time.

        Committee members may resign from the Committee by giving notice to the Board. A Committee member may resign Committee membership without resigning from the Board, but a member shall automatically cease to be a member of the Committee upon either ceasing to be a member of the Board or, after the Initial Meeting, ceasing to be "independent" as defined under the applicable rules and regulations of the Governing Standards (as defined below). The Board shall designate one member of the Committee as the chairperson of the Committee ("Chair").

        Member Qualifications:    After the Initial Meeting, each member of the Committee shall meet the applicable requirements relating to audit committee members under the rules and regulations of the Pacific Exchange ("PCX"), Securities and Exchange Commission ("SEC") and Sarbanes-Oxley Act of 2002 (collectively, "Governing Standards"), each member of the Committee shall be "independent" and "financially literate" as defined by the rules of PCX and at least one number must be a financial expert as defined previously.

        Required Board Determinations:    At the Initial Meeting and thereafter, the Board must make determinations that each member of the Committee meets the applicable "independence" and "financial literacy" requirements of each Governing Standard as interpreted by the Board in its business judgment. After the Initial Meeting and as required by the applicable Governing Standards, the Board also must make determinations whether: (i) there is at least one member of the Committee that has "accounting or related financial management expertise"; and (ii) any member of the Committee is an "audit committee financial expert", in each case, as defined by such Governing Standards and interpreted by the Board in its business judgment. If at any time the Board determines that a member of the Committee is an "audit committee financial expert", it may presume that such member also has "accounting or related financial management expertise."

Committee Meetings, Structure and Operations

        The Committee shall meet at least once every fiscal quarter (or more frequently if deemed necessary or desirable by the Chair or Board), to discuss with management the Company's annual audited financial statements and quarterly financial statements, as applicable. The Committee should separately meet at least once a year (or more frequently if deemed necessary or desirable by the Chair or Board) with management, the head of the Company's internal auditing department or function and the independent auditors, to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately.

        Any background materials, together with an agenda, should be distributed to the Committee members in advance of each Committee meeting. All meetings of the Committee shall be held pursuant to the By-laws of the Company with regard to notice and waiver thereof, and written minutes of each meeting (in the form approved at a subsequent meeting) shall be filed in the Company records. The Committee shall report regularly to the Board. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. Members of the Committee may participate in a meeting of the Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other. At any Committee meeting, in the event of a tie vote on any issue, the Chair's vote shall decide the issue.

Purposes

        The primary purposes of the Committee are to:

  1.
  assist Board oversight of the: (i) integrity of the Company's financial statements; (ii) Company's compliance with legal and regulatory requirements; (iii) independent auditors' qualifications and independence, and (iv) performance of the Company's internal audit function and independent auditors;

  2.
  prepare an audit committee report or other disclosures (including any recommendation of the Committee) as required by the SEC for inclusion in the Company's annual proxy statement or annual report; and

  3.
  engage and oversee the Company's independent auditor and oversight of the Company's internal accounting, financial and disclosure controls functions.

        In fulfilling the foregoing purposes, it is recognized that the members of the Committee are not full-time employees of the Company and they are not (and do not represent themselves to be) performing the functions of auditors or accountants. The primary function of the Committee is oversight. Furthermore, the members of the Committee are under no duty to: (i) plan or conduct audits; or (ii) determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles ("GAAP") and applicable rules and regulations.

Auditor's Statement and Auditor's Fee Report

        Immediately following the completion of each fiscal year, the Company's independent auditors shall submit to the Committee (and the Committee shall request from the independent auditor), as soon as possible, a formal written statement (the "Auditors' Statement") describing: (i) the auditors' internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditors and the Company, including at least the matters set forth in Independence Standards Board No. 1, in order to assess the auditors' independence.

        Immediately following the completion of each fiscal year, the independent auditors also shall submit to the Committee (and the Committee shall request from the independent auditor), a formal written statement of the fees billed by the Independent Auditor to the Company in each of the last two fiscal years ("Fee Report") for each of the following categories of services rendered by the independent auditors: (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service; (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

Authority, Duties and Responsibilities

        The Committee shall have the sole authority, duty and responsibility to appoint and/or replace the Company's independent auditor and such auditors shall report directly to the Committee. The Committee shall be responsible for the compensation, retention, oversight and, where appropriate, termination of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) as well as any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services to the Company (which such firm shall also report directly to the Committee).

        In addition, the Committee also shall have the duties and responsibilities listed below.

  1.
  With respect to the Company's engagement of its independent auditors, the Committee shall have the duty and responsibility to:

  (i)
  pre-approve, and adopt appropriate procedures to pre-approve, all audit, audit-related (including internal control-related), tax and permitted non-audit services (including the specific terms thereof such as engagement fees) to be performed for the Company by its independent auditors (subject to the de minimis exception for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934 ("Exchange Act") which are approved by the Committee prior to the completion of the audit);

  (ii)
  review and discuss with the independent auditors any relationships or services disclosed in the Auditor's Statement or Fee Report that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors; and

  (iii)
  review and evaluate: (a) the qualifications, performance and independence of the lead partner of the independent auditors; (b) the timing and process for implementing the rotation of the lead audit partner, concurring partner and any other active audit engagement team partner; and (c) whether there should be a regular rotation of the audit firm itself.

  2.
  With respect to the Company's internal auditing department or persons performing that function, the Committee shall have the duty and responsibility to:

  (i)
  consult with management before the appointment, termination or replacement of the head of the Company's internal auditing department or persons performing that function and/or the Company's Chief Financial Officer if such positions are held be different individuals; and conduct an annual evaluation of the performance of the head of the Company's internal auditing department, or persons performing that function, and/or the Company's Chief Financial Officer if such position are held by different individuals, including identification of any conflicts or interest or related party transactions involving such individual(s), and provide a copy of such evaluation(s) to the Company's Compensation Committee;

  (ii)
  request, review and discuss summaries of and, as appropriate, the reports to management prepared by the Company's internal auditing department or persons performing that function (including management's responses thereto); and

  (iii)
  review, at least annually, the responsibilities, policies, budget and staffing of the Company's internal audit department or persons performing that function, as well as monitor the coordination of the internal and external audit functions for completeness of coverage, reduction of redundancies, and the effective use of audit resources.

  3.
  With respect to the Company's accounting principles and policies, financial reporting and internal control over financial reporting, the Committee shall have the duty and responsibility to:

  (i)
  review and discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's SEC filings and annual reports to stockholders, if applicable;

  (ii)
  review and discuss any reports or communications (and management's and/or the internal audit department's responses thereto) submitted to the Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380);

  (iii)
  meet with management, the independent auditors and where appropriate, the head of the Company's internal auditing department or persons performing that function to:

  •
  review and discuss: (a) the scope of the annual audit; and (b) any significant matters arising from the audit, including any audit problems or difficulties (whether raised by management, the internal auditing department or the independent auditors), relating to the Company's financial statements, such as any restrictions on the independent auditors, their activities or access to requested information or any significant disagreements between the independent auditors and management;

  •
  review and discuss: (a) any accounting adjustments that were noted or proposed by the independent auditor but were "passed" (as immaterial or otherwise) by management; (b) any communications between the audit team and their national office respecting auditing or accounting issues presented by the engagement; and (c) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company; and

      •
      review and discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (b) major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, including discussion of management's report on internal control or the independent auditor's attest report on management's report; (c) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures (if any), on the financial statements of the Company; (e) independent auditor's views about whether the Company's accounting principles are conservative, aggressive or moderate; (f) material financial or non-financial arrangements that do not appear in the Company's financial statements; and (g) the independent auditor's view of the proper accounting treatment of significant new transactions and other events not in the ordinary course.

    (iv)
    inquire of the Company's chief executive officer and chief financial officer as to the existence of any: (a) "significant deficiencies" or "material weaknesses" in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and/or (b) fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

    (v)
    discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;

    (vi)
    obtain (and review) from the independent auditors: (a) the report to the Committee required to be provided pursuant to Section 10A(k) of the Exchange Act; and (b) assurances that the audit was conducted in a manner consistent with Section 10A of the Exchange Act;

    (vii)
    discuss with the Company's General Counsel: (a) any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business (including material notices to or inquiries received from governmental agencies); (b) any reports made under the Company's procedures for complaints regarding questionable auditing matters; and (c) any reports made by any attorney concerning a potential "material violation" regarding the Company pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205) or otherwise;

    (viii)
    review and discuss: (a) the type and presentation of information included in earnings press releases (paying particular attention to any use of "pro forma," or "adjusted" non-GAAP, information); and (b) the types of financial information and earnings guidance provided (if any), and the types of presentations made, to analysts and rating agencies; and

    (ix)
    establish: (a) procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (b) for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting, internal accounting controls or auditing matters; and (c) hiring policies for employees or former employees of the independent auditors.

Delegation to Subcommittee

        The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee consisting of one or more members of the Committee. The Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that any such approvals are presented to the Committee at its next meeting.

Performance Evaluation

        The Committee shall prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's Charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the Chair or any other member of the Committee designated by the Committee to make the report.

Resources and Authority of the Committee

        The Committee shall have the resources and authority appropriate or necessary to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

        The Committee's responsibility is one of oversight. It is the responsibility of the Company's management to conduct its business in accordance with applicable laws and regulations. Each member of the Committee shall be entitled to rely, to the fullest extent permitted by law, on the integrity of those persons and organizations within and outside the Company from whom he or she receives information, and the accuracy of the information provided to the Committee by such persons or organizations.

        The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board, for payment of:

  1.
  Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

  2.
  Compensation of any advisers employed by the Committee; and

  3.
  Ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

Conflicts of Interest

        From time to time and as it deems necessary, the Committee may conduct a review of all related party transactions on an ongoing basis in order to identify potential conflict of interest situations.

Annex C

ARCHIPELAGO HOLDINGS, INC.

CORPORATE GOVERNANCE GUIDELINES

        Archipelago Holdings, Inc. (the "Company" or "Archipelago") recognizes the importance of corporate governance as a component of providing long-term stockholder value. The policies set forth below are guiding principles to Archipelago's corporate governance. The Company's Board of Directors ("Board") will review and revise these Guidelines as appropriate to ensure they consistently reflect the Board's governance objectives.

Membership Criteria

        It is the policy of the Company that a majority of the Board shall at all times be comprised of independent directors as defined by the listing standards of the Pacific Exchange ("PCX"). The Board believes that the Board also should include the Chief Executive Officer ("CEO"), if elected. The Board has no policy respecting the need to separate the offices of Chairman of the Board and CEO as it believes that this issue is part of the succession planning process and that it is in the best interests of the Company to make a determination whenever it elects a new CEO.

        The Corporate Governance and Nominating Committee is responsible for periodically reviewing with the Board the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board. This assessment should include issues of diversity, professional accomplishments, integrity and skill. The Company's current Director Qualification Policy is attached as Annex A.

        With respect to the composition of the Board, it is the policy of the Company that:

  •
  Number of Directors. The number of directors should not exceed a number that can function efficiently as a body. The Corporate Governance and Nominating Committee considers and makes recommendations to the Board concerning the appropriate size and needs of the Board.

  •
  Vacancies. The Corporate Governance and Nominating Committee considers candidates to fill new positions created by expansion and vacancies that occur by resignation, by retirement or for any other reason.

  •
  Service on Other Boards. Ordinarily, directors should not serve on more than four other boards of public companies in addition to the Company's Board.

  •
  Change in Employment. Individual directors who change their employment status should inform the CEO and the Chair of the Corporate Governance and Nominating Committee of the change. In addition, they must volunteer, in writing, to resign from the Board. The Corporate Governance and Nominating Committee, in consultation with the CEO, will evaluate the offer to resign and make a recommendation to the Board with respect to such resignation.

  •
  Directors Who Desire to Accept a Board Position with Another Public Company. Individual directors who desire to accept a directorship of a corporation (or, in the case of a business entity other than a corporation, a comparable position) ("Directorship") with a class of securities registered under the Securities Exchange Act of 1934 (i.e., a public company) should inform the CEO in advance of such acceptance. The CEO, after considering any conflict of interest, antitrust or other matters deemed appropriate, will advise the director and the Chair of the Corporate Governance and Nominating Committee in writing of the Company's position. If the Company's position is that the director should not be permitted to accept the Directorship while continuing as a director of the Company, the director shall inform the CEO whether he or she nevertheless intends to accept the Directorship and shall resign from the Board prior to accepting the directorship.

  •
  Term Limits. The Board does not believe it should establish term limits. While term limits could help ensure that there are fresh ideas and viewpoints available to the Board, they have the disadvantage of causing the loss of the contribution of directors who have been able to develop, over a period of time, increasing insight into the Company and its operations and, therefore, provide an increasing contribution to the Board as a whole.

  •
  Retirement Age. The Board does not believe it should establish a retirement age.

Purpose of the Board

  1.
  The Board is the ultimate decision-making body of the Company, except with respect to those matters reserved to the stockholders. It selects the senior management team, which is charged with the conduct of the Company's business. Having selected the senior management team, the Board acts as an advisor and counselor to senior management and ultimately monitors its performance.

  2.
  All major decisions should be considered by the Board as a whole. As a consequence, the committee structure of the Board is limited to those committees considered to be basic to, or required for, the operation of a publicly owned company. Currently, these committees are the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.

  3.
  The Board plans for succession to the position of CEO as well as certain other senior management positions. To assist the Board, the CEO annually provides the Board with an assessment of senior managers and of their potential to succeed him or her. He or she also provides the Board with an assessment of persons considered to be potential successors to certain senior management positions.

  4.
  The CEO is responsible for establishing effective communication with the Company's stakeholder groups, i.e., stockholders, customers, associates, creditors, governments and corporate partners. It is the policy of the Company that management speaks for the Company. This policy does not preclude outside directors from meeting with stockholders, but it is suggested that in the majority of circumstances, any such meetings be held with senior management present.

Lead Director

        At the Board meeting associated with the Company's Annual Meeting of stockholders each year (the "Annual Board Meeting"), the Board will decide whether to designate a lead director of the Board (the "Lead Director") to preside as the chair at meetings or executive sessions of outside independent directors (discussed below) and to serve until the next Annual Board Meeting.

Board Meetings

        With respect to meetings of the Board, it is the policy of the Company that:

  •
  Frequency. The Board shall meet at least five times a year. Additional meetings may be scheduled as necessary or appropriate in light of circumstances.

  •
  Selection of Agenda Items for Board Meetings. The CEO, in consultation the chairs of the standing committees of the Board, will establish the agenda for each Board meeting. At the beginning of the fiscal year the CEO will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen) and will review it with the Board. Each director is free to suggest the inclusion of items on the agenda. Each director is free to raise at any Board meeting subjects that are not on the agenda for that meeting. At least one Board meeting each year will be for the purpose of reviewing: (i) long-term strategic plans and the principal issues that Archipelago will face in the future, (ii) strategic objectives, (iii) business and financial performance for the prior year, including a review of the achievement of strategic objectives, and (iv) the Company's compliance with applicable law and listing standards.

  •
  Board Materials Distributed in Advance. Information and data that are important to the Board's understanding of the business should be distributed in writing to the Board before the Board meets.

  •
  Minutes. The Corporate Secretary of the Company normally shall record minutes of all meetings of the Board and stockholders. In the absence or incapacity of the Corporate Secretary, the Chairman may designate an individual to record the minutes of meetings. With respect to any matter, a director voting against a proposal may ask to have his or her dissent recorded in the minutes of the meeting, and the Corporate Secretary shall do so.

  •
  Executive Sessions of Outside Independent Directors. The outside independent directors will meet in executive session at least annually in connection with a regularly scheduled Board meeting, and at such other times as they may desire. Executive sessions are meetings of independent directors not attended by non-independent directors or management. Executive sessions are not Board meetings. Any matter may be discussed during an executive session, but Board action cannot be taken during such sessions. Board action may only be taken at Board meetings or by the unanimous written consent of all Board members to action without a meeting. The Lead Director, or in the event there is not a Lead Director of the Board, either the chair of the Company's Audit Committee, Compensation Committee or Corporate Governance and Nominating Committee shall preside as the chair at executive sessions at which the principal items to be considered are within the scope of the authority of his or her committee. Minutes need not be taken at such executive sessions.

Access to Management

        Board members shall have complete access to Archipelago's officers and in-house and outside counsel. It is assumed that Board members will use judgment to be sure that this contact is not distracting to the business operation of the Company and that such contact, if in writing, be copied to the CEO. The Board may request and encourages the CEO to bring senior managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas and (b) represent managers with future potential that the senior officers believe should be given exposure to the Board.

Outside Counsel and Other Advisors

        The Board and Board committees may retain outside counsel, financial or other advisors, as they deem appropriate, without consulting with or obtaining the approval of any officer of the Company with respect to any issue relating to matters subject to their respective authority.

Board Disclosure

        In no event shall any director disclose any material non-public information concerning the Company. Among other considerations, such disclosures may violate applicable law. Questions about such information should be directed to the Company's General Counsel. In the event that a director inadvertently discloses information that may be material and non-public, he or she should immediately so advise the Company's General Counsel.

Committees of the Board

        With respect to the committees of the Board, it is the policy of the Company that:

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  Committee Structure. The Board has the following standing committees: Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee. The members and chairs of these committees are recommended to the Board by the Corporate Governance and Nominating Committee. Only independent directors (as defined by PCX rules and regulations) may serve on the Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee. All independent directors should be a member of at least one committee and, ideally, two. Ideally, all committees should have a minimum of three independent directors.

    The Board has the flexibility to form new committees. The Board shall have authority to disband any ad hoc or standing committee when it deems it appropriate to do so, provided that, the Company shall at all times have an Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee, and such other committees as may be required by applicable law or listing standards.

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  Written Charters. Each standing committee shall have a written charter, which shall be approved by the Board and state the purpose of such committee. Committee charters shall be reviewed not less frequently than annually to reflect the activities of each of the respective committees, changes in applicable law or regulation and other relevant considerations, and proposed revisions to such charters shall be approved by the Board.

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  Rotation of Members. The Board does not believe that committee members' rotation should be mandated as a policy since there may be reasons at a given point in time to maintain an individual director's committee membership for a longer period or to shorten the period. The learning time to become an active contributor on a particular committee is also a factor.

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  Agendas. The chair of each committee, in consultation with its members and the appropriate corporate officers, will develop the committee's agenda and the frequency and length of meetings consistent with its charter. At the beginning of the fiscal year each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The schedule for each committee will be furnished to all directors. Each director is free to suggest the inclusion of items on the agenda.

Compensation of Directors

        The Board sets the level of compensation for directors, based on the recommendation of the Corporate Governance and Nominating Committee. Directors who are also current employees of the Company receive no additional compensation for service as directors. From time to time the Corporate Governance and Nominating Committee shall review the amount and form of compensation paid to directors, taking into account the compensation paid to directors of other companies in its peer group and other U.S. companies of similar size.

Director Orientation and Education

        New directors shall participate in an orientation program, which shall generally be conducted within three months of the new director's election. The agenda for the orientation program shall be determined by the Chairman, in consultation with the CEO (if different from the Chairman), the Chief Financial Officer and the General Counsel, each of which may consult, as appropriate, with the chairs of the standing committees of the Board.

Annual Assessment of the Board's Performance

        The Board shall conduct a self-evaluation at least annually to determine whether it and its committees are functioning effectively. The purpose of this self-evaluation is to increase the effectiveness of the Board and its committees, not to target the performance of individual Board members.

        The Corporate Governance and Nominating Committee shall conduct individual director assessments. The purpose of such assessments is to improve the effectiveness of each director and to provide input to the Corporate Governance and Nominating Committee regarding whether a director should be nominated for a new term.

Availability of Governance Documents

        These Corporate Governance Guidelines; the charters for the Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee; and the Company's Code of Business Conduct and Ethics shall be posted on the Company's website. The Company's annual report on Form 10-K filed with the SEC shall state that the foregoing information is available on its website, and that the information is available in print to any stockholder who requests it.

Guidelines For Determining the Independence of Directors

        Following are the criteria to be used to determine the independence of each director of the Company, in accordance with the requirements set forth in the PCX corporate governance rules, which apply to all companies listed with the PCX, and as required by the Sarbanes-Oxley Act of 2002.

        A director will be considered by the Board to be independent if the director has no material relationship with the Company (directly or as a director, stockholder or officer of an organization that has a relationship with the Company) other than as a director. Material relationships may include, but are not limited to, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships. In making independence determinations, the Board shall broadly consider all relevant facts and circumstances. The following is a list of the criteria that the Board shall apply in making such determinations.

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  A director who is an employee, or whose immediate family member is an employee, of the Company will not satisfy the criteria for independence until three years after the end of such employment relationship.

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  A director who receives, or whose immediate family member receives, more than $100,000 per year in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), will not satisfy the criteria for independence until three years after he or she ceases to receive more than $100,000 per year in such compensation.

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  A director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of the Company (or an affiliate), will not satisfy the criteria for independence until three years after the end of the affiliation or the employment or auditing relationship.

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  A director who is employed, or has an immediate family member who is employed, as an executive officer of another company where any of the Company's present executives serve on that company's compensation committee will not satisfy the criteria for independence until three years after the end of such service or the employment relationship.

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  A director who currently is an executive officer or an employee, or whose immediate family member currently is an executive officer, of a company (which shall not be deemed to include charitable organizations) that makes payments to, or receives payments from, the Company for property or services in an amount which, in any single fiscal year, exceeds the greater of $200,000 or 5% of such other company's consolidated gross revenues reported in the last completed fiscal year, will not satisfy the criteria for independence until three years after falling below such threshold.

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  For purposes of this section (Guidelines for Determining the Independence of Directors) (i) the term "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home; and (ii) the term "Company" includes any subsidiary in a consolidated group with Archipelago.

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  Each of the above criteria contains a three-year "look-back" provision.

        The Company shall to the extent required by applicable law or PCX rules disclose in its annual proxy statement any charitable contributions made by the Company to any charitable organization of which a director serves as an executive officer if, within the preceding three years, contributions in any single fiscal year exceeded the greater of $200,000 or 5% of such charitable organization's consolidated gross revenues.

        The Board shall report its determinations on an annual basis in the Company's proxy statement and the basis for any determination that a relationship is not material.

Code of Business Conduct and Ethics

        The Board expects all directors, officers and employees to display the highest standard of ethics, consistent with values and standards of the Company. Directors are expected to report any possible conflict of interest between the director and the Company to the Chair of the Corporate Governance and Nominating Committee who will take appropriate action which could include referring the matter to the entire Board. The Board must approve all waivers of the Code of Business Conduct and Ethics for directors and all such waivers shall be promptly disclosed to stockholders.

Stockholder Communications Process

        The Company shall provide a process for stockholders to send communications to the Board. The Board has approved a process for such stockholder communications based on the recommendation of the Corporate Governance and Nominating Committee. Such communications process, along with the identity of the directors to whom stockholders can send communications and other relevant information, shall be described in the proxy statement relating to the Company's annual meeting of stockholders. The Board shall review such stockholder communications process from time to time and implement such changes, if any, as it deems appropriate.

Revisions of These Guidelines

        Each year, the Corporate Governance and Nominating Committee shall re-evaluate these Guidelines and recommend to the Board such revisions as it deems necessary or appropriate for the Board to discharge its responsibilities more effectively.

ANNEX A

DIRECTOR QUALIFICATION POLICY

Qualifications of Board Candidates

        The Corporate Governance and Nominating Committee ("Committee") believes that members of the Company's Board of Directors ("Board") must posses certain basic personal and professional qualities in order to properly discharge their fiduciary duties to stockholders, provide effective oversight of the management of the Company and monitor the Company's adherence to principles of sound corporate governance. It is therefore the policy of the Committee that all persons nominated to serve as a director of the Company should possess the minimum qualifications described in this policy. These are only threshold criteria, however, and the Committee will also consider the contributions that a candidate can be expected to make to the collective functioning of the Board based upon the totality of the candidate's credentials, experience and expertise, the composition of the Board at the time, and other relevant circumstances.

        1.    Integrity.    All candidates must be individuals of personal integrity and ethical character, and who value and appreciate these qualities in others.

        2.    Absence of Conflicts of Interest.    Candidates should not have any interests that would materially impair his or her ability to (i) exercise independent judgment, or (ii) otherwise discharge the fiduciary duties owed as a director to the Company and its stockholders.

        3.    Fair and Equal Representation.    Candidates must be able to represent fairly and equally all stockholders of the Company without favoring or advancing any particular stockholder or other constituency of the Company.

        4.    Achievement.    Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal or educational endeavor.

        5.    Oversight.    Candidates are expected to have sound judgment, borne of management or policy-making experience (which may be as an advisor or consultant), that demonstrates an ability to function effectively in an oversight role.

        6.    Business Understanding.    Candidates must have a general appreciation regarding major issues facing public companies of a size and operational scope similar to the Company. These considerations include:

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  contemporary governance concerns;

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  regulatory obligations of a public issuer;

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  strategic business planning;

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  basic understanding of the securities markets;

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  a commitment to enhancing stockholder value;

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  competition in a global economy; and

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  basic concepts of corporate finance.

        7.    Available Time.    Candidates must have, and be prepared to devote, adequate time to the Board and its committees. It is expected that each candidate will be available to attend substantially all meetings of the Board and any committees on which the candidate will serve, as well as the Company's annual meeting of stockholders, after taking into consideration their other business and professional commitments, including service on the boards of other companies.

        8.    Limited Exceptions.    Under exceptional and limited circumstances, the Committee may approve the candidacy of a nominee who does not satisfy all of these requirements if it believes the service of such nominee is in the best interests of the Company and its stockholders.

        9.    Additional Qualifications.    In approving candidates for election as director, the Committee will also assure that:

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  at least a majority of the directors serving at any time on the Board are "independent", as defined under the rules of the PCX;

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  at least three of the directors satisfy the "financial literacy" requirements required for service on the audit committee under the rules of the PCX;

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  at least one of the directors qualifies as an audit committee financial expert under the rules of the Securities and Exchange Commission;

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  at least some of the independent directors have experience as senior executives of a public or substantial private company; and

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  at least some of the independent directors have general familiarity with an industry or industries in which the Company conducts a substantial portion of its business or in related industries.

        11.    Diversity.    The Committee will seek to promote through the nominations process an appropriate diversity on the Board of professional background, experience, expertise and perspective.

Annex D

ARCHIPELAGO HOLDINGS, INC.

PROCESS FOR IDENTIFICATION AND EVALUATION OF DIRECTOR CANDIDATES

        To identify and evaluate the individuals that it selects and recommends to the Board of Directors ("Board") as director nominees, the Corporate Governance and Nominating Committee ("Committee") shall follow the procedures below:

  •
  Solicit recommendations for director nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. Where such a search firm is engaged, the Committee shall set its fees and scope of engagement.

  •
  Review the background and qualifications of any candidate properly recommended or nominated by the Company's stockholders as well as any candidate identified by either the Company's management, individual members of the Board or professional search firm. One or more members of the Committee may interview a prospective candidate who has been identified by the Committee as a possible Board candidate. The Committee also, in their discretion, may elect to contact other sources, including persons serving on another board with the candidate in order to review the candidate.

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  Evaluate the performance and qualifications of the individual members of the Board eligible for re-election at the annual meeting of stockholders.

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  Evaluate the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the suitability of the candidates, the Committee must consider the director qualification standards set forth in the Company's Corporate Governance Guidelines and may, in its discretion, consider many other factors, including, among other things, issues of character, intelligence, judgment, independence, expertise, diversity of experience, length of service, other commitments, background, ability to comply with all of the policies and procedures of the Board and Company, any applicable legal requirements (such as anti-trust prohibitions on interlocking relationships between competitors) and any conflicts or commitments that would impair the candidate's ability to attend scheduled Board meetings or annual shareholders meetings. The Committee shall evaluate such factors and consider each individual candidate in the context of the current perceived needs of the Board as a whole and the committees of the Board.

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  Upon completion of the forgoing review and evaluations, the Committee shall select, or recommend that the Board select, the slate of director nominees, either at a meeting of the Committee at which a quorum is present or by unanimous written consent of the Committee.

D-1

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  The Committee will endeavor to notify, or cause to be notified, all director candidates of its decision as to whether to nominate such individual for election to the Board.

Consideration of Director Candidates Recommended by Stockholders

        The Committee will consider any director candidate recommended by stockholders of the Company, provided the information required by this policy regarding director candidates is submitted to the Committee in the manner set forth in the Company's by-laws and certificate of incorporation. The Committee shall not be required to consider stockholder nominees for a given annual meeting of stockholders unless such written notice is received within the time period prescribed by the Company's certificate of incorporation and by-laws.

Procedures for Submission of Director Candidates Recommended by Stockholders to the Corporate Governance and Nominating Committee

        Director candidate recommendations from stockholders must be provided in writing and must include: (i) the candidate's name, age, business address and residence address, background and principal occupation or employment; (ii) the number of shares of the Company which are beneficially owned by such candidate; (iii) a description of all arrangements or understandings between the stockholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder; (iv) detailed biographical data and qualifications and information regarding any potential conflicts of interest that might prevent or otherwise limit the candidate from serving as an effective member and (v) any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934. Such writing must also include: (a) the name and address, as they appear on the Company's books, of the stockholder making such recommendation; (b) the class and number of shares of the Company which are beneficially owned by the stockholder and the date such shares were acquired by the stockholder; (c) any material interest of the stockholder in such nomination; (d) any other information that is required to be provided by the stockholder pursuant to Regulation 14A under the Securities Exchange Act of 1934 in his capacity as a proponent to a stockholder proposal; (e) a statement from the recommending stockholder in support of the candidate; (f) references for the candidate; and (g) an indication of the candidate's willingness to serve, if elected.

        Director candidate recommendation materials must be sent to the Company's Chief Administrative Officer, General Counsel and Corporate Secretary, Kevin J.P. O'Hara at the Company's executive offices, 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606.

D-2

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MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6	000000000.00 ext 000000000.00 ext 000000000.00 ext 000000000.00 ext 000000000.00 ext 000000000.00 ext 000000000.00 ext
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☐ Mark this box with an X if you have made changes to your name or address details above.
Annual Meeting Proxy Card

A. Election of Directors    PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1. The Board of Directors recommends a vote FOR the election of all nine members of the Company's Board of Directors for term expiring in 2006.

01-Gerald D. Putnam	For ☐	Withhold ☐	04-William E. Ford	For ☐	Withhold ☐	07-Michael J. Passarella	For ☐	Withhold ☐
02-Richard C. Breeden	For ☐	Withhold ☐	05-James J. McNulty	For ☐	Withhold ☐	08-Stuart M. Robbins	For ☐	Withhold ☐
03-Phillip D. DeFeo	For ☐	Withhold ☐	06-George Muñoz	For ☐	Withhold ☐	09-Robert G. Scott	For ☐	Withhold ☐

B. Issues
The Board of Directors recommends a vote FOR the following proposals.

2.	To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accountants for the fiscal year ending December 31, 2005.	For ☐ Against ☐ Abstain ☐
3.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxyholders will have authority to vote FOR the election of all directors, and FOR proposals 2 and 3. In their discretion, the Proxyholders are authorized to vote upon such other business as may properly come before the Annual Meeting.

C. Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.
PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.
Please sign exactly as your name appears herein. Joint owner should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature 1-Please keep signature within the box	Signature 2-Please keep signature within the box	Date (mm/dd/yyyy)

/ /

Proxy - Archipelago Holdings, Inc.

100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON MAY 10, 2005.

        Nelson Chai and Kevin J. P. O'Hara (the "Proxyholders"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Archipelago Holdings, Inc. (the "Company"), to be held on Tuesday, May 10, 2005, at 10:00 a.m., Central Time at The Metropolitan Club, 66th floor, Sears Tower, 233 South Wacker Drive, Chicago, Illinois, 60606, and any adjournments or postponements thereof.

SEE REVERSE SIDE: If you wish to vote in accordance with the Board of Directors' recommendations, just sign and date on the reverse side. You need not mark any boxes.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

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  Call toll free 1-800-401-6259 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

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  Follow the simple instructions provided by the recorded message.

To vote using the Internet

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  Go to the following web site: WWW.COMPUTERSHARE.COM/US/PROXY

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  Enter the information requested on your computer screen and follow the simple instructions.

  C0123456789                    12345

        If you vote by telephone or the Internet, please DO NOT mail back this proxy card. Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 10, 2005.
THANK YOU FOR VOTING

QuickLinks

ARCHIPELAGO HOLDINGS, INC. 100 SOUTH WACKER DRIVE, SUITE 1800 CHICAGO, ILLINOIS 60606 NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS March 31, 2005
PROXY STATEMENT 2005 ANNUAL MEETING OF STOCKHOLDERS MAY 10, 2005
Introduction
SOLICITATION OF PROXIES
VOTING
AVAILABILITY OF CERTAIN DOCUMENTS
ITEM 1—ELECTION OF DIRECTORS
ITEM 2.—RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
CORPORATE GOVERNANCE
EXECUTIVE OFFICERS
COMPENSATION
Summary Compensation Table
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
COMPARATIVE STOCK PERFORMANCE GRAPH
COMPARISON OF CUMULATIVE TOTAL RETURN SINCE AUGUST 12, 2004 (IPO)
REPORT OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
OTHER MATTERS
VOTING VIA THE INTERNET OR BY TELEPHONE
ARCHIPELAGO HOLDINGS, INC. AUDIT COMMITTEE CHARTER
ARCHIPELAGO HOLDINGS, INC. CORPORATE GOVERNANCE GUIDELINES
ANNEX A DIRECTOR QUALIFICATION POLICY